AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 29, 2003

                                                      REGISTRATION NO. 333-34537
                                                              FILE NO. 811-08343
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                     [X]
                           PRE-EFFECTIVE AMENDMENT NO.                  [ ]

                         POST-EFFECTIVE AMENDMENT NO. 17                [X]

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                 [X]

                                AMENDMENT NO. 18                        [X]

                        (CHECK APPROPRIATE BOX OR BOXES)
                                  ------------

                           PHOENIX INVESTMENT TRUST 97
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                  ------------

          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES
               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                                  ------------

                              John R. Flores, Esq.
                Vice President, Litigation and Employment Counsel

                         Phoenix Life Insurance Company
                                One American Row
                             Hartford, CT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

  It is proposed that this filing will become effective (check appropriate box)

  [ ]  immediately upon filing pursuant to paragraph (b)

  [X]  on December 31, 2003 pursuant to paragraph (b)

  [ ]  60 days after filing pursuant to paragraph (a)(1)
  [ ]  on (date) pursuant to paragraph (a)(1)
  [ ]  75 days after filing pursuant to paragraph (a)(2)
  [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

  If appropriate, check the following box:
  [ ] this post-effective amendment designates a new effective date for a previously filed effective amendment.


================================================================================

                           PHOENIX INVESTMENT TRUST 97
                   CROSS REFERENCE SHEET PURSUANT TO RULE 404
                     495(a) UNDER THE SECURITIES ACT OF 1933

                                     PART A

ITEM NUMBER                                                             PROSPECTUS CAPTION
-----------                                                             ------------------
FORM N-1A, PART A
-----------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
         and Related Risks......................................        Investment Risk and Return Summary
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your Account; How
                                                                        to Buy Shares; How to Sell Shares; Things to Know When
                                                                        Selling Shares; Account Policies; Investor Services; Tax
                                                                        Status of Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights

                                     PART B

ITEM NUMBER                                                             STATEMENT OF ADDITIONAL
-----------                                                             -----------------------
FORM N-1A, PART B                                                       INFORMATION CAPTIONS
-----------------                                                       --------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Techniques and Risks; Investment Restrictions
13.    Management of the Fund...................................        Management of the Trust
14.    Control Persons and Principal Holders of Securities......        Management of the Trust
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor Account
                                                                        Services; How to Redeem Shares; Tax Sheltered Retirement
                                                                        Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

                                     PART C

           INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH
               UNDER THE APPROPRIATE ITEM, SO NUMBERED, IN PART C
                         OF THIS REGISTRATION STATEMENT.

          Prospectus


          > DECEMBER 31, 2003






          Phoenix Small Cap Value Fund


          Phoenix-Oakhurst Value Equity Fund


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                           Neither the Securities and Exchange Commission
                           nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                           This prospectus contains important information that you should know before investing in Phoenix Small Cap Value Fund and Phoenix-Oakhurst Value Equity Fund. Please read it carefully and retain it for future reference.


          [logo]PHOENIX
                INVESTMENT PARTNERS, LTD.

                Committed to Investor Success(SM)

PHOENIX INVESTMENT TRUST 97
--------------------------------------------------------------------------------


TABLE OF CONTENTS


Phoenix Small Cap Value Fund


   Investment Risk and Return Summary.......................................   1

   Fund Expenses............................................................   4


Phoenix-Oakhurst Value Equity Fund


   Investment Risk and Return Summary.......................................   6

   Fund Expenses............................................................   8

Additional Investment Techniques............................................  10

Management of the Funds.....................................................  11

Pricing of Fund Shares......................................................  13

Sales Charges...............................................................  14


Your Account................................................................  17

How to Buy Shares...........................................................  19

How to Sell Shares..........................................................  19

Things You Should Know When Selling Shares..................................  20

Account Policies............................................................  21

Investor Services...........................................................  23

Tax Status of Distributions.................................................  23

Financial Highlights........................................................  25

PHOENIX SMALL CAP VALUE FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE

Phoenix Small Cap Value Fund has an investment objective to seek long-term capital appreciation. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES
> Under normal circumstances, the fund invests at least 80% of its assets in securities of issuers with capitalizations of less than $2 billion at the time of investment. The fund invests in a portfolio of common stocks and securities convertible into common stocks of primarily domestic (U.S.) companies. Generally, the fund will invest in securities traded on the New York Stock Exchange, the American Stock Exchange and in over-the-counter markets.


> The adviser applies a quantitative security selection process that screens a universe of stocks that generally fall within the Russell 2000 Value index. The screening process utilizes a proprietary model that looks at indicators such as growth in earnings, dividend growth, price relative to growth rate, earnings momentum, price to book value, and a variety of other similar metrics. The manager then selects the stocks that exhibit the best characteristics and highest rankings within the models and creates a well diversified portfolio of small cap value stocks in a broad array of industry groups and sectors.


> Generally, the adviser sells when a stock's target price is reached, when the issuer or industry suffers negative changes, or when there is a change in the investment criteria that prompted the initial purchase.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest without limit in U.S. Government securities and in money market instruments. When this happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.



                                                 Phoenix Small Cap Value Fund  1

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

CONVERTIBLE SECURITIES

Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable non-convertible securities.

SMALL CAPITALIZATIONS

Companies with small capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance, and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.



2  Phoenix Small Cap Value Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Small Cap Value Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's annual returns compare with those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDAR YEAR              ANNUAL RETURN (%)
    1998                          2.58
    1999                         43.25
    2000                         24.75
    2001                        -11.93
    2002                        -21.13


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 25.84% (quarter ending December 31, 1999) and the lowest return for a quarter was -22.24% (quarter ending September 30, 1998). Year-to-date performance through September 30, 2003 was 29.81%.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED
12/31/02)(1)                         1 YEAR      5 YEARS      SINCE INCEPTION(2)
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
   Return Before Taxes              -25.66%       3.72%             4.30%
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions(3)                 -25.66%       1.86%             2.45%
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions(3)                 -15.76%       2.29%             2.76%
   and Sale of Fund Shares
--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------
   Return Before Taxes              -24.86%       4.17%             4.74%
--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------
   Return Before Taxes              -21.73%       4.17%             4.73%
--------------------------------------------------------------------------------
S&P 500 Index(4)                    -22.10%      -0.56%            -0.29%
--------------------------------------------------------------------------------
Russell 2000 Value Index(5)         -11.43%       2.71%             3.26%

--------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(2) Class A Shares, Class B Shares and Class C Shares since November 20, 1997.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes. Index performance does not reflect sales charges.

(5) The Russell 2000 Value Index measures the total return performance of those Russell 2000 companies with lower price to book ratios and lower forecasted growth values. Index performance does not reflect sales charges.


                                                 Phoenix Small Cap Value Fund  3

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                       CLASS A               CLASS B              CLASS C
                                                       SHARES                SHARES               SHARES
                                                       -------               -------              -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on
Purchases (as a percentage of offering price)           5.75%                 None                 None

Maximum Deferred Sales Charge (load) (as a
percentage of the lesser of the value redeemed
or the amount invested)                                 None                  5%(b)                1%(c)

Maximum Sales Charge (load) Imposed on
Reinvested Dividends                                    None                  None                 None

Redemption Fee                                          None                  None                 None

Exchange Fee                                            None                  None                 None
                                                ------------------------------------------------------------------

                                                       CLASS A               CLASS B              CLASS C
                                                       SHARES                SHARES               SHARES
                                                       -------               -------              -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                         0.90%                 0.90%                0.90%

Distribution and Service (12b-1) Fees(d)                0.25%                 1.00%                1.00%


Other Expenses                                          0.56%                 0.56%                0.56%
                                                        -----                 -----                -----
TOTAL ANNUAL FUND OPERATING EXPENSES(a)                 1.71%                 2.46%                2.46%
                                                        =====                 =====                =====

--------------------------

(a) The fund's investment adviser has agreed to reimburse through December 31, 2004 the Phoenix Small Cap Value Fund's expenses, other than Management Fees and Distribution and Service Fees, to the extent that such expenses exceed 0.25% for each class of shares. Actual Total Annual Fund Operating Expenses, after expense reimbursement, were 1.40% for Class A Shares, 2.15% for Class B Shares, and 2.15% for Class C Shares.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



4  Phoenix Small Cap Value Fund

--------------------------------------------------------------------------------
   CLASS          1 YEAR         3 YEARS         5 YEARS          10 YEARS
--------------------------------------------------------------------------------

   Class A        $  739         $ 1,083         $ 1,450          $  2,478
--------------------------------------------------------------------------------
   Class B        $  649         $   967         $ 1,311          $  2,611
--------------------------------------------------------------------------------
   Class C        $  349         $   767         $ 1,311          $  2,796

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS          1 YEAR         3 YEARS         5 YEARS          10 YEARS
--------------------------------------------------------------------------------

   Class B        $  249         $   767         $ 1,311          $  2,611
--------------------------------------------------------------------------------
   Class C        $  249         $   767         $ 1,311          $  2,796

--------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Funds" for information about expense reimbursement.




                                                 Phoenix Small Cap Value Fund  5

PHOENIX-OAKHURST VALUE EQUITY FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVES

Phoenix-Oakhurst Value Equity Fund has a primary investment objective to seek long-term capital appreciation. The fund has a secondary investment objective to seek current income. There is no guarantee that the fund will achieve either objective.


PRINCIPAL INVESTMENT STRATEGIES

> The fund invests in common stocks of primarily domestic (U.S.), large capitalization companies. Under normal circumstances, the fund will invest at least 80% of its assets in common stocks.


> The adviser applies a security selection process that selects stocks meeting certain investment criteria relating to valuation, profitability, near term momentum, long term growth and financial stability. For the few hundred of the approximately 1,500 companies that survive this screening process, the adviser projects future growth in earnings and dividends, earnings momentum and relative undervaluation based on individual company prospects, industry trends and macroeconomic conditions. From this analysis, the adviser develops target prices and value ranges and selects a diversified portfolio of top-rated securities for purchase.


> Generally, the adviser sells when a stock's target price is reached, when the issuer or industry suffer negative changes, or when there is a change in the investment criteria that prompted the initial purchase.


Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest without limit in U.S. Government securities and in money market instruments. When this happens, the fund may not achieve its investment objective.


Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.


6  Phoenix-Oakhurst Value Equity Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix- Oakhurst Value Equity Fund. The bar chart shows changes in the fund's Class A Shares performance year to year over the life of the fund.(1) The table shows how the fund's annual returns compare with those of a broad-based securities market index and a more narrowly based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDAR YEAR              ANNUAL RETURN (%)
    1998                         17.22
    1999                         16.80
    2000                         21.84
    2001                        -18.91
    2002                        -18.60


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 26.00% (quarter ending December 31, 1998) and the lowest return for a quarter was -17.98% (quarter ending September 30, 1998). Year-to-date performance through September 30, 2003 was -12.53%.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED
12/31/02)(1)                         1 YEAR      5 YEARS      SINCE INCEPTION(2)
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
   Return Before Taxes              -23.28%       0.74%             0.87%
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions(3)                 -23.32%       0.02%             0.15%
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions(3)                 -14.29%       0.46%             0.56%
   and Sale of Fund Shares
--------------------------------------------------------------------------------
 Class B
--------------------------------------------------------------------------------
     Return Before Taxes            -22.45%       1.16%             1.26%
--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------
   Return Before Taxes              -19.20%       1.18%             1.28%
--------------------------------------------------------------------------------
S&P 500 Index(4)                    -22.10%      -0.56%             0.11%
--------------------------------------------------------------------------------
Russell 1000 Value Index(5)         -15.52%       1.16%             2.09%

--------------------------------------------------------------------------------
(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.


(2) Class A Shares, Class B Shares and Class C Shares since November 5, 1997.


(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes. Index performance does not reflect sales charges.

(5) The Russell 1000 Value Index measures the total return performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values. Index performance does not reflect sales charges.

                                           Phoenix-Oakhurst Value Equity Fund  7

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                       CLASS A               CLASS B              CLASS C
                                                       SHARES                SHARES               SHARES
                                                       -------               -------              -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on
Purchases (as a percentage of offering price)           5.75%                 None                  None

Maximum Deferred Sales Charge (load) (as a
percentage of the lesser of the value redeemed
or the amount invested)                                 None                  5%(b)                 1%(c)

Maximum Sales Charge (load) Imposed on
Reinvested Dividends                                    None                  None                  None

Redemption Fee                                          None                  None                  None

Exchange Fee                                            None                  None                  None
                                                ------------------------------------------------------------------

                                                       CLASS A               CLASS B              CLASS C
                                                       SHARES                SHARES               SHARES
                                                       -------               -------              -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                         0.75%                 0.75%                0.75%

Distribution and Service (12b-1) Fees(d)                0.25%                 1.00%                1.00%


Other Expenses                                          0.63%                 0.63%                0.63%
                                                        -----                 -----                -----
TOTAL ANNUAL FUND OPERATING EXPENSES (a)                1.63%                 2.38%                2.38%
                                                        =====                 =====                =====

--------------------------
(a) The fund's investment adviser has agreed to reimburse through December 31, 2004 the Phoenix-Oakhurst Value Equity Fund's expenses, other than Management Fees and Distribution and Service Fees, to the extent that such expenses exceed 0.25% for each class of shares. Actual Total Annual Fund Operating Expenses, after expense reimbursement, were 1.25% for Class A Shares, 2.00% for Class B Shares, and 2.00% for Class C Shares.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



8  Phoenix-Oakhurst Value Equity Fund

--------------------------------------------------------------------------------
   CLASS          1 YEAR         3 YEARS         5 YEARS          10 YEARS
--------------------------------------------------------------------------------

   Class A        $  731         $ 1,060         $ 1,411          $  2,397
--------------------------------------------------------------------------------
   Class B        $  641         $   942         $ 1,270          $  2,530
--------------------------------------------------------------------------------
   Class C        $  341         $   742         $ 1,270          $  2,716

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS          1 YEAR         3 YEARS         5 YEARS          10 YEARS
--------------------------------------------------------------------------------

   Class B        $   241        $   742         $ 1,270          $  2,530
--------------------------------------------------------------------------------
   Class C        $   241        $   742         $ 1,270          $  2,716

--------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Funds" for information about expense reimbursement.



                                           Phoenix-Oakhurst Value Equity Fund  9

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------



In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix Small Cap Value Fund and Phoenix-Oakhurst Value Equity Fund each may engage in the following investment techniques:


BORROWING

Each fund may obtain fixed interest rate loans and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the funds will suffer greater losses than if no borrowing took place.

DEPOSITORY RECEIPTS

The funds may invest in American Depository Receipts (ADRs) and New York Shares. While investment in ADRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign issuers. ADRs which are not sponsored by U.S. banks are subject to the same investment risks as foreign securities.

FINANCIAL FUTURES AND RELATED OPTIONS

The funds may use financial futures contracts and related options for hedging purposes. Futures and options involve market risk in excess of their value and may not be as liquid as other securities.

FOREIGN INVESTING


The funds may invest in securities of foreign (non-U.S.) issuers. Investments in non-U.S. companies involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. Dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets.


ILLIQUID SECURITIES

The funds may invest in illiquid securities. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may



10  Phoenix Investment Trust 97
result in a loss to the funds or entail expenses not normally associated with the sale of a security.

MUTUAL FUND INVESTING

The funds may invest in shares of other mutual funds. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

SECURITIES LENDING

Each fund may loan portfolio securities. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.

The adviser may buy other types of securities or employ other portfolio management techniques on behalf of each fund. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.



MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the funds and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 39 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of September 30, 2003, Phoenix had $23.4 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing each fund's investment program and the day-to-day management of each fund's portfolio. Phoenix manages each fund's assets to conform with the investment policies as described in this prospectus. Each fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


                                                 Phoenix Investment Trust 97  11

-----------------------------------------------------------------------------------------------------------------
                                                                    $1+ billion
                                          $1st billion           through $2 billion           $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                       0.90%                    0.85%                     0.80%
-----------------------------------------------------------------------------------------------------------------
   Value Equity Fund                          0.75%                    0.70%                     0.65%
-----------------------------------------------------------------------------------------------------------------


Phoenix has voluntarily agreed to assume total fund operating expenses of each fund, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses, until December 31, 2004, to the extent that such expenses exceed the following percentages of the average annual net asset values for each fund:


-----------------------------------------------------------------------------------------------------------------
                                             Class A                  Class B                   Class C
                                             Shares                   Shares                    Shares
-----------------------------------------------------------------------------------------------------------------
   Small Cap Value Fund                       1.40%                    2.15%                     2.15%
-----------------------------------------------------------------------------------------------------------------
   Value Equity Fund                          1.25%                    2.00%                     2.00%
-----------------------------------------------------------------------------------------------------------------


During the funds' last fiscal year, the Small Cap Value Fund paid management fees of $1,385,782 and the Value Equity Fund paid management fees of $521,890. The ratio of management fees to average net assets for the fiscal year ended August 31, 2003, for the Small Cap Value Fund was 0.90% and for the Value Equity Fund was 0.75%.


PORTFOLIO MANAGEMENT


SMALL CAP VALUE FUND

A team of equity investment professionals led by Carlton Neel manages the Small Cap Value Fund. Mr. Neel is a Senior Vice President of Phoenix, Phoenix/Zweig Advisers LLC ("PZA") and Euclid Advisors, LLC, a subsidiary of PZA. Since October 31, 2003, Mr. Neal serves as the equity investment team leader for the Small Cap Value Fund and for the Appreciation Fund of Phoenix Trust. Since April 1, 2003, he has served as Portfolio Manager for The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by PZA, and since May 19, 2003 he has served as Portfolio Manager for Phoenix Market Neutral Fund, which he had also managed from April 2000 through June 2002. For the period from July 2002 until returning to PZA on April 1, 2003, Mr. Neel co-founded and managed a hedge fund based on the same market neutral strategy used previously while managing the Phoenix Market Neutral Fund. While previously at PZA, Mr. Neel served as Senior Portfolio Manager for a number of the former Phoenix-Zweig mutual funds. Mr. Neel received a dual B.A. in Economics and Political Science from Brown University. Prior to joining the Zweig Companies, he was a Vice President with J.P. Morgan & Co., Inc.

David Dickerson is a member of the equity investment team that manages the Small Cap Value Fund; he is also a member of the equity investment team that manages the Phoenix


12  Phoenix Investment Trust 97

Appreciation fund of Phoenix Trust. Mr. Dickerson began his investment career at the Zweig Companies in 1993. For the period from July 2002 until returning to PZA on April 1, 2003, Mr. Dickerson, along with Mr. Neal, co-founded and managed a hedge fund based on the same market neutral strategy used previously while managing the Phoenix Market Neutral Fund. While previously at PZA, he served as Assistant Portfolio Manager for a number of the former Phoenix-Zweig mutual funds. Mr. Dickerson earned a B.A. in Psychology from Harvard University and a M.B.A. in Finance and Economics from New York University (Stern School of Business).

VALUE EQUITY FUND

A team of equity investment professionals led by Dong Zhang manages the Value Equity Fund. Mr. Zhang is also the equity team leader for the Phoenix-Oakhurst Balanced Fund, Phoenix-Oakhurst Managed Assets and Phoenix-Oakhurst Strategic Allocation Fund; he is a member of the equity team that manages other of the Phoenix-Oakhurst funds. Mr. Zhang joined Phoenix in 1997 and is Portfolio Manager, Value Equities of Phoenix. Previously, Mr. Zhang was a Portfolio Manager with American Century Companies from 1993 to 1997, where he was a member of the portfolio management team for American Century Income & Growth Fund from June 1996 through June 1997. Mr. Zhang received his Ph.D. in Physics from Stanford University.

Steven L. Colton serves as a member of the equity investment team that manages the Value Equity Fund. Mr. Colton is the equity team leader for the Phoenix-Oakhurst Growth & Income Fund, Phoenix-Oakhurst Income & Growth Fund and Phoenix-Oakhurst Strategy Fund; he is a member of the equity team that manages other of the Phoenix-Oakhurst funds. Mr. Colton joined Phoenix in 1997 and is Managing Director, Value Equities of Phoenix. Previously, Mr. Colton was Portfolio Manager for the American Century Income & Growth Fund from its inception in December 1990 through May 1997. He was an investment professional with American Century Companies from 1987 through May 1997. Mr. Colton is a graduate of the University of California, San Diego and Stanford University.




PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, each fund calculates net asset value by:

      o adding the values of all securities and other assets of the fund;

      o subtracting liabilities; and


                                                 Phoenix Investment Trust 97  13

      o dividing the result by the total number of outstanding shares of the fund.


Asset Value: The funds' investments are valued at market value. If market quotations are not available, a fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded, or, if no closing price is available, at the last bid price. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.


Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of each fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the funds hold securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the funds' shares may change on days when the shareholders will not be able to purchase or redeem the funds' shares.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


14  Phoenix Investment Trust 97

SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


Each fund presently offers three classes of shares that have different sales and distribution charges. (See "Fund Expenses" previously in this prospectus.) The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?


Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Purchase Shares." This information, the Fund's Prospectus and the Statement of Additional Information may be obtained from the Individual Investors portion of Phoenix Funds' web site at PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 253-1574.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative-- Class A Shares" below.) Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B


                                                 Phoenix Investment Trust 97  15

Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.


CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES


The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").


SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                 SALES CHARGE AS
                                                 A PERCENTAGE OF
                                    --------------------------------------------
AMOUNT OF                                                          NET
TRANSACTION                             OFFERING                  AMOUNT
AT OFFERING PRICE                        PRICE                   INVESTED
--------------------------------------------------------------------------------
Under $50,000                            5.75%                     6.10%
$50,000 but under $100,000               4.75                      4.99
$100,000 but under $250,000              3.75                      3.90
$250,000 but under $500,000              2.75                      2.83
$500,000 but under $1,000,000            2.00                      2.04
$1,000,000 or more                       None                      None

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the following rates. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

16  Phoenix Investment Trust 97

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

YEAR            1             2           3           4           5           6+
--------------------------------------------------------------------------------
CDSC            5%            4%          3%          2%          2%          0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

YEAR            1             2+
--------------------------------------------------------------------------------
CDSC            1%            0%



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

      o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

      o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

      o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

      o $25 for individual retirement accounts, accounts that use the systematic exchange privilege or accounts that use the Investo-Matic program. See below for more information on the Investo-Matic program.

      o There is no initial dollar requirement for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

      o $500 for all other accounts.

                                                 Phoenix Investment Trust 97  17

Minimum ADDITIONAL investments:

      o $25 for any account.

      o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. Each fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

      o Receive both dividends and capital gain distributions in additional shares;

      o Receive dividends in additional shares and capital gain distributions in cash;

      o Receive dividends in cash and capital gain distributions in additional shares; or

      o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

18  Phoenix Investment Trust 97

HOW TO BUY SHARES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     To Open An Account
---------------------------------- ---------------------------------------------
 Through a financial advisor        Contact your advisor. Some advisors may
                                    charge a fee and may set different minimum
                                    investments or limitations on buying shares.
---------------------------------- ---------------------------------------------
 Through the mail                   Complete a New Account Application and send
                                    it with a check payable to the fund. Mail
                                    them to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
---------------------------------- --------------------------------------------
 By Federal Funds wire              Call us at (800) 243-1574 (press 1, then 0).
---------------------------------- --------------------------------------------
 Through express delivery           Complete a New Account Application and send
                                    it with a check payable to the fund. Send
                                    them to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184.
---------------------------------- --------------------------------------------
 By Investo-Matic                   Complete the appropriate section on the
                                    application and send it with your initial
                                    investment payable to the fund. Mail them
                                    to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
---------------------------------- --------------------------------------------

 By telephone exchange              Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------



HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


                                                 Phoenix Investment Trust 97  19

--------------------------------------------------------------------------------
                                     TO SELL SHARES
----------------------------------  --------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may
                                     charge a fee and may set different minimums
                                     on redemptions of accounts.
----------------------------------  --------------------------------------------
Through the mail                     Send a letter of instruction and
                                     any share certificates (if you hold
                                     certificate shares) to: State Street Bank,
                                     P.O. Box 8301, Boston, MA 02266-8301. Be
                                     sure to include the registered owner's
                                     name, fund and account number, and number
                                     of shares or dollar value you wish to sell.
----------------------------------  --------------------------------------------
Through express delivery             Send a letter of instruction and any share
                                     certificates (if you hold certificate
                                     shares) to: Boston Financial Data Services,
                                     Attn: Phoenix Funds, 66 Brooks Drive,
                                     Braintree, MA 02184. Be sure to include the
                                     registered owner's name, fund and account
                                     number, and number of shares or dollar
                                     value you wish to sell.
----------------------------------  --------------------------------------------
By telephone                         For sales up to $50,000, requests can be
                                     made by calling (800) 243-1574.
----------------------------------  --------------------------------------------
By telephone exchange                Call us at (800) 243-1574 (press 1, then
                                     0).
--------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of a fund. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by a fund rather than in cash). Large redemptions are those over $250,000 or 1% of a fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

              Send a clear letter of instructions if all of these apply:

              o The proceeds do not exceed $50,000.


20  Phoenix Investment Trust 97

              o The proceeds are payable to the registered owner at the address on record.

              Send a clear letter of instructions with a signature guarantee when any of these apply:

              o You are selling more than $50,000 worth of shares.

              o The name or address on the account has changed within the last
                30 days.

              o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.


If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares, Class B Shares, or Class C Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

                                                 Phoenix Investment Trust 97  21

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES


You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at PhoenixInvestments.com.


      o You may exchange shares of one fund for the same class of shares of another fund; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

      o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

      o The amount of the exchange must be equal to or greater than the minimum initial investment required.

      o The exchange of shares is treated as a sale and purchase for federal income tax purposes.


      o These funds are not suitable for market timers and market timers are discouraged from becoming investors. Excessive trading and market timing can hurt fund performance and therefore be detrimental to all shareholders. We will discourage any investor we detect or have reason to believe is engaging in excessive trading or market timing from investing in these funds. We reserve the right, in our sole and absolute discretion, to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within a 30-day

22  Phoenix Investment Trust 97
        period. If we reject a transfer for any of these reasons, we will notify you of our decision in writing.


RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans and 403(b) plans. For more information, call (800) 243-4361.



INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25.00, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


                                                 Phoenix Investment Trust 97  23

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------



The funds plan to make distributions from net investment income semiannually, and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the 2003 Tax Act, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.


Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


24  Phoenix Investment Trust 97

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



These tables are intended to help you understand the funds' financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the funds' independent auditors, PricewaterhouseCoopers LLP. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

PHOENIX SMALL CAP VALUE FUND

                                                                            CLASS A
                                          ---------------------------------------------------------------------------
                                                                      YEAR ENDED AUGUST 31,
                                                 2003            2002         2001           2000          1999
                                              ----------      ----------   ----------      ----------    ----------
Net asset value, beginning of period            $11.30         $12.72        $17.90         $11.41        $ 8.11
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                  --(5)       (0.01)        (0.05)         (0.08)         0.01
   Net realized and unrealized gain (loss)        2.12          (1.39)        (2.34)          7.38          3.31
                                                ------         ------        -------        ------        ------
   TOTAL FROM INVESTMENT OPERATIONS               2.12          (1.40)        (2.39)          7.30          3.32
                                                ------         ------        -------        ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income             --             --            --             --            --
   Distributions from net realized gains            --          (0.02)        (2.79)         (0.81)        (0.02)
                                                ------         ------        -------        ------        ------
     TOTAL DISTRIBUTIONS                            --          (0.02)        (2.79)         (0.81)        (0.02)
                                                ------         ------        -------        ------        ------
Change in net asset value                         2.12          (1.42)        (5.18)          6.49          3.30
                                                ------         ------        -------        ------        ------
NET ASSET VALUE, END OF PERIOD                  $13.42         $11.30        $12.72         $17.90        $11.41
                                                ======         ======        =======        ======        ======
Total return(2)                                  18.76%        (11.02)%      (14.24)%        66.15%        40.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $76,783        $83,005       $88,174        $79,254       $26,926
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                          1.40%(4)       1.40%(4)      1.40%(4)       1.40%(4)      1.40%
   Net investment income (loss)                   0.04%         (0.11)%       (0.39)%        (0.45)%        0.15%
Portfolio turnover                                 241%           123%          229%           191%          203%

------------------------
(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.

(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.71%, 1.64%, 1.58%, 1.67% and 1.87% for the periods ended August 31, 2003, 2002, 2001, 2000 and 1999, respectively.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(5) Amount is less than $0.01.


                                                 Phoenix Investment Trust 97  25

--------------------------------------------------------------------------------


PHOENIX SMALL CAP VALUE FUND


                                                                            CLASS B
                                          ----------------------------------------------------------------------------
                                                                     YEAR ENDED AUGUST 31,

                                                 2003           2002          2001           2000          1999
                                              ----------     ----------    ----------     ----------    ----------
Net asset value, beginning of period            $10.85         $12.31        $17.54         $11.27        $ 8.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)               (0.08)         (0.10)        (0.16)         (0.19)        (0.06)
   Net realized and unrealized gain (loss)        2.02          (1.34)        (2.28)          7.27          3.28
                                                ------         ------        ------         ------        ------
   TOTAL FROM INVESTMENT OPERATIONS               1.94          (1.44)        (2.44)          7.08          3.22
                                                ------         ------        ------         ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income             --             --            --             --            --
   Distributions from net realized gains            --          (0.02)        (2.79)         (0.81)        (0.02)
                                                ------         ------        ------         ------        ------
     TOTAL DISTRIBUTIONS                            --          (0.02)        (2.79)         (0.81)        (0.02)
                                                ------         ------        ------         ------        ------
Change in net asset value                         1.94          (1.46)        (5.23)          6.27          3.20
                                                ------         ------        ------         ------        ------
NET ASSET VALUE, END OF PERIOD                  $12.79         $10.85        $12.31         $17.54        $11.27
                                                ======         ======        ======         ======        ======
Total return(2)                                  17.88%        (11.72)%      (14.89)%        64.97%        39.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $40,696        $40,382       $40,270        $26,625        $9,494
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                          2.15%(4)       2.15%(4)      2.15%(4)       2.15%(4)      2.15%
   Net investment income (loss)                  (0.71)%        (0.86)%       (1.14)%        (1.20)%       (0.60)%
Portfolio turnover                                 241%           123%          229%           191%          203%


                                                                            CLASS C
                                          ----------------------------------------------------------------------------
                                                                     YEAR ENDED AUGUST 31,

                                                 2003           2002          2001           2000          1999
                                              ----------     ----------    ----------     ----------    ----------
Net asset value, beginning of period            $10.85         $12.31        $17.54         $11.27        $ 8.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)               (0.08)         (0.10)        (0.16)         (0.19)        (0.06)
   Net realized and unrealized gain (loss)        2.02          (1.34)        (2.28)          7.27          3.28
                                                ------         ------        ------         ------        ------
   TOTAL FROM INVESTMENT OPERATIONS               1.94          (1.44)        (2.44)          7.08          3.22
                                                ------         ------        ------         ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income             --             --            --             --            --
   Distributions from net realized gains            --          (0.02)        (2.79)         (0.81)        (0.02)
                                                ------         ------        ------         ------        ------
     TOTAL DISTRIBUTIONS                            --          (0.02)        (2.79)         (0.81)        (0.02)
                                                ------         ------        ------         ------        ------
Change in net asset value                         1.94          (1.46)        (5.23)          6.27          3.20
                                                ------         ------        ------         ------        ------
NET ASSET VALUE, END OF PERIOD                  $12.79         $10.85        $12.31         $17.54        $11.27
                                                ======         ======        ======         ======        ======
Total return(2)                                  17.88%        (11.72)%      (14.89)%        64.97%        39.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $51,559        $49,201       $45,450        $28,046        $6,465
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                          2.15%(4)       2.15%(4)      2.15%(4)       2.15%(4)      2.15%
   Net investment income (loss)                  (0.72)%        (0.86)%       (1.14)%        (1.20)%       (0.60)%
Portfolio turnover                                 241%           123%          229%           191%          203%
-------------------------------


(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.


(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.46%, 2.39%, 2.33%, 2.42% and 2.62% for the periods ended August 31, 2003, 2002, 2001, 2000 and 1999, respectively.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


26  Phoenix Investment Trust 97

--------------------------------------------------------------------------------



PHOENIX-OAKHURST VALUE EQUITY FUND


                                                                            CLASS A
                                            -------------------------------------------------------------------------
                                                                      YEAR ENDED AUGUST 31,

                                                 2003           2002          2001           2000          1999
                                              ----------     ----------    ----------     ----------    ----------
Net asset value, beginning of period            $10.64         $12.76        $15.03         $12.11        $ 8.94
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                0.11           0.08          0.08           0.03          0.02
   Net realized and unrealized gain (loss)        0.66          (1.97)        (0.93)          2.89          3.20
                                                ------         ------        ------         ------        ------
   TOTAL FROM INVESTMENT OPERATIONS               0.77          (1.89)        (0.85)          2.92          3.22
                                                ------         ------        ------         ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.08)         (0.08)           --             --         (0.05)
   Distributions from net realized gains            --          (0.15)        (1.42)            --            --
                                                ------         ------        ------         ------        ------
     TOTAL DISTRIBUTIONS                         (0.08)         (0.23)        (1.42)            --         (0.05)
                                                ------         ------        ------         ------        ------
Change in net asset value                         0.69          (2.12)        (2.27)          2.92          3.17
                                                ------         ------        ------         ------        ------
NET ASSET VALUE, END OF PERIOD                  $11.33         $10.64        $12.76         $15.03        $12.11
                                                ======         ======        ======         ======        ======
Total return(2)                                   7.31%        (14.97)%       (6.71)%        24.11%        35.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $37,310        $43,993       $58,260        $37,977       $26,974
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                          1.25%(5)       1.25%(5)      1.25%(5)       1.25%(5)      1.25%
   Net investment income (loss)                   1.06%          0.64%         0.53%          0.20%         0.14%
Portfolio turnover                                 349%           166%          249%           193%          192%


                                                                            CLASS B
                                             --------------------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,

                                                 2003           2002          2001           2000          1999
                                              ----------     ----------    ----------     ----------    ----------
Net asset value, beginning of period            $10.35         $12.42        $14.77         $12.00        $ 8.89
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                0.04          (0.01)        (0.03)         (0.08)        (0.07)
   Net realized and unrealized gain (loss)        0.63          (1.91)        (0.90)          2.85          3.19
                                                ------         ------        ------         ------        ------
   TOTAL FROM INVESTMENT OPERATIONS               0.67          (1.92)        (0.93)          2.77          3.12
                                                ------         ------        ------         ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.03)            --            --             --         (0.01)
   Distributions from net realized gains            --          (0.15)        (1.42)            --           --
                                                ------         ------        ------         ------        ------
     TOTAL DISTRIBUTIONS                         (0.03)         (0.15)        (1.42)            --         (0.01)
                                                ------         ------        ------         ------        ------
Change in net asset value                         0.64          (2.07)        (2.35)          2.77          3.11
                                                ------         ------        ------         ------        ------
NET ASSET VALUE, END OF PERIOD                  $10.99         $10.35        $12.42         $14.77        $12.00
                                                ======         ======        ======         ======        ======
Total return(2)                                   6.44%        (15.57)%       (7.42)%        23.08%        35.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $16,363        $28,873       $36,669        $26,471       $24,709
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                          2.00%(5)       2.00%(5)      2.00%(5)       2.00%(5)      2.00%
   Net investment income (loss)                   0.37%         (0.11)%       (0.22)%        (0.57)%       (0.62)%
Portfolio turnover                                 349%           166%          249 %          193%          192%
------------------------------



(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.


(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.63%, 1.49%, 1.38%, 1.47% and 1.57% for the periods ended August 31, 2003, 2002, 2001, 2000 and 1999, respectively.

(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.38%, 2.24%, 2.13%, 2.22% and 2.32% for the periods ended August 31, 2003, 2002, 2001, 2000 and 1999, respectively.

(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                                                 Phoenix Investment Trust 97  27

--------------------------------------------------------------------------------



PHOENIX-OAKHURST VALUE EQUITY FUND


                                                                            CLASS C
                                          -------------------------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31,


                                                 2003           2002          2001           2000          1999
                                              ----------     ----------    ----------     ----------    ----------
Net asset value, beginning of period            $10.35         $12.43        $14.78         $12.00        $ 8.89
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                0.03          (0.01)        (0.03)         (0.07)        (0.07)
   Net realized and unrealized gain (loss)        0.65          (1.92)        (0.90)          2.85          3.19
                                                ------         ------        ------         ------        ------
   TOTAL FROM INVESTMENT OPERATIONS               0.68          (1.93)        (0.93)          2.78          3.12
                                                ------         ------        ------         ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income          (0.03)            --            --             --         (0.01)
   Distributions from net realized gains            --          (0.15)        (1.42)            --            --
                                                ------         ------        ------         ------        ------
     TOTAL DISTRIBUTIONS                         (0.03)         (0.15)        (1.42)            --         (0.01)
                                                ------         ------        ------         ------        ------
Change in net asset value                         0.65          (2.08)        (2.35)          2.78          3.11
                                                ------         ------        ------         ------        ------
NET ASSET VALUE, END OF PERIOD                  $11.00         $10.35        $12.43         $14.78        $12.00
                                                ======         ======        ======         ======        ======
Total return(2)                                   6.47%        (15.56)%       (7.41)%        23.17%        34.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $15,408        $19,231       $23,409        $12,590        $3,108
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                          2.00%(4)       2.00%(4)      2.00%(4)       2.00%(4)      2.00%
   Net investment income (loss)                   0.31%         (0.11)%       (0.22)%        (0.52)%       (0.60)%
Portfolio turnover                                 349%           166%          249%           193%          192%
-------------------------------


(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.


(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.38%, 2.24%, 2.13%, 2.22% and 2.32% for the periods ended August 31, 2003, 2002, 2001, 2000 and 1999, respectively.

(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


28  Phoenix Investment Trust 97

          PHOENIX EQUITY PLANNING CORPORATION
          P.O. Box 150480
          Hartford, CT 06115-0480


    [logo]PHOENIX
          INVESTMENT PARTNERS, LTD.

          A member of The Phoenix Companies, Inc.







          ADDITIONAL INFORMATION

          You can find more information about the funds in the following documents:

          ANNUAL AND SEMIANNUAL REPORTS
          Annual and semiannual reports contain more information about the funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

          STATEMENT OF ADDITIONAL INFORMATION (SAI)
          The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.

          You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting PhoenixInvestments.com to send an email request.

          Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC,Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

          Mutual Fund Services: 1-800-243-1574
          Advisor Consulting Group: 1-800-243-4361
          Text Telephone: 1-800-243-1926








          Investment Company Act File No. 811-08343
          PXP 2053 (12/03)

                          PHOENIX SMALL CAP VALUE FUND
                       PHOENIX-OAKHURST VALUE EQUITY FUND


                                101 Munson Street
                              Greenfield, MA 01301

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 31, 2003

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Investment Trust 97, dated December 31, 2003, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the funds' annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds' Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.


                                TABLE OF CONTENTS

                                                                           PAGE


The Trust ................................................................    1
Investment Restrictions ..................................................    1
Investment Techniques and Risks ..........................................    2
Performance Information...................................................   10
Portfolio Transactions and Brokerage......................................   11
Services of the Adviser ..................................................   12
Net Asset Value ..........................................................   15
How to Buy Shares ........................................................   15
Alternative Purchase Arrangements ........................................   15
Investor Account Services ................................................   18
How to Redeem Shares .....................................................   20
Dividends, Distributions and Taxes .......................................   21
Tax Sheltered Retirement Plans............................................   24
The Distributor ..........................................................   24
Distribution Plans........................................................   26
Management of the Trust...................................................   27
Other Information ........................................................   32





                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926


PXP 2053B (12/03)

                                    THE TRUST


   Phoenix Investment Trust 97 (the "Trust") is a diversified open-end management investment company which was organized under Massachusetts law in 1997 as a business trust and was reorganized as a Delaware business trust in December, 2000. The Trust presently comprises two series: the Phoenix Small Cap Value Fund (formerly, Phoenix-Hollister Small Cap Value Fund) ("Small Cap Value") and Phoenix-Oakhurst Value Equity Fund (formerly, Phoenix-Hollister Value Equity Fund) ("Value Equity"), each a "Fund" and collectively the "Funds."


   The Trust's prospectus describes the investment objectives of the Funds and the strategies that each of the Funds will employ in seeking to achieve its investment objective. The Funds' investment objectives are fundamental policies of the Funds and may not be changed without the vote of a majority of the outstanding voting securities of the Funds. The following discussion supplements the disclosure in the prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   The Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment objectives.

DERIVATIVE INVESTMENTS

   In order to hedge various portfolio positions, including to hedge against price movements in markets in which the Funds anticipate increasing their exposure, the Funds may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures. Such investments also may consist of indexed securities. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases be limited as to the type of counter-party permitted. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject the Funds to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   Each Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund may wish to purchase in the future by purchasing futures contracts.

   The Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to deposit in a pledged account with its custodian bank any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   The Funds will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund may enter into futures contracts and options. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, the Fund will set aside cash and appropriate liquid assets in a pledged account to cover its obligations related to futures contracts and options.

   The extent to which the Funds may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualifications as a regulated investment company. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO FUTURES CONTRACTS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such contracts or options. Each Fund will enter into a futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the case of a futures position, in the event of adverse price movements, each Fund would continue to be required to make daily margin payments. In this situation, if each Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, each Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate.

   The successful use of futures contracts also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a potential unlimited loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market also elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

FOREIGN CURRENCY FUTURES TRANSACTIONS

   Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FOREIGN CURRENCY OPTIONS

   A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

FOREIGN SECURITIES

   Each Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Exchange rates are determined by forces of supply and demand in the foreign exchange markets, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Fund's net asset value and dividends either positively or negatively depending upon which foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term.

   Foreign securities held by the Fund may not be registered with the Securities and Exchange Commission ("SEC") and the issuers thereof will not be subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   In investing in securities denominated in foreign currencies, the Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Fund will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

   Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

   Each Fund will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which a Fund may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Fund's portfolio may be affected by such trading on days when a shareholder has no access to the Fund.

   Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, the Fund may elect to pass through to its shareholders their proportionate shares of foreign income taxes paid. Investors are urged to consult their tax attorney with respect to specific questions regarding foreign, federal, state or local taxes.

   The Funds may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Funds' foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

   Although the Funds may buy securities of foreign issuers in foreign markets, most of their foreign securities investments are made by purchasing American Depositary Receipts (ADRs), "ordinary shares," or "New York Shares." The Funds may invest in foreign-currency-denominated securities that trade in foreign markets if the Adviser believes that such investments will be advantageous to the Funds.

   ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer. They are issued by U.S. banks and traded on exchanges or over the counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a U.S. exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Fund from the foreign settlement risks described below.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. These contracts will only be used to facilitate settlements.

   A Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the Fund. The Funds' custodian bank will pledge any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities pledged declines, additional cash or securities will be added so that the pledged amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, the Funds will not enter into forward contracts with a term longer than one year.

   When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, it is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. Utilizing this investment technique may also hedge the foreign currency exchange rate risk by engaging in currency financial futures and options transactions.


   When the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.


   It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

   If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize gains to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund will have to convert its holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

ILLIQUID SECURITIES

   Each Fund may invest in securities that are not liquid. The Funds consider investments that the adviser is not likely to be able to sell within seven days as not liquid. These securities can include repurchase agreements with maturities of more than seven days and private placements. Repurchase agreements are contracts under which the fund will buy securities and simultaneously agree to resell them at a later date for an agreed, higher price. Private placements are securities that are not sold to investors through a public offering but instead are sold in direct, private transactions. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.

INVESTMENT COMPANIES

   Each Fund may invest in mutual funds. The Funds may invest in mutual funds advised by the fund's adviser or other advisers controlled by the same persons who control the fund's adviser. Assets invested in other investment companies and mutual funds will incur fees similar to the investment management, custodial and other fees that these funds charge. You will in effect incur a second set of fees on these fund investments.

LENDING PORTFOLIO SECURITIES

   In order to increase its return on investments, each Fund may make loans of its portfolio securities. Loans of portfolio securities will always be fully collateralized by cash or securities issued or guaranteed by the U.S. Government and marked to market daily, at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered by the Adviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

LEVERAGE

   Each Fund may borrow for temporary, extraordinary or emergency purposes. Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of the Fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial. Bank borrowings must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

OPTIONS

   Each Fund may write covered call options and purchase call and put options.

   Call options written by the Funds normally will have expiration dates between three and nine months from the date written. During the option period the Funds may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Funds to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as a Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once a Fund has received an exercise notice.

   The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. Each Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of the Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. The Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. Each Fund may write call options only if they are covered and if they remain covered so long as the Fund is obligated as a writer. If the Fund writes a call option on an individual security, the Fund will own the underlying security at all times during the option period. Each Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier, times the number of contracts, the Fund will deposit any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal in value to the difference. In addition, when the Funds write a call on an index which is "in-the-money" at the time the call is written, the Funds will pledge with its custodian bank any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal in value to the amount by which the call is "in-the-money" times the multiplier, times the number of contracts. Any amount pledged may be applied to the Fund's obligation to pledge additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier, times the number of contracts.

   Each Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   Each Fund may enter into futures contracts and options, provided that such obligations represent no more than 50% of the Fund's net assets. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums and for other than hedging purposes provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, each Fund will set aside cash and appropriate liquid assets in a pledged account to cover its obligations related to futures contracts and options. In connection with each Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on the Funds' ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether each Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by the Funds of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Funds will write call options on indices only subject to the limitations described above.

   Price movements in securities in the Funds' portfolios will not correlate perfectly with movements in the level of the index and, therefore, the Funds bear the risk that the price of the securities held by a Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the Fund's portfolio securities. It is also possible that the index may rise when the value of the Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, to the extent permissible, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with options on portfolio securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

PRIVATE PLACEMENTS

   "Private Placement" securities are those that are not sold to investors through a public offering but instead are sold in direct, private transactions. Federal and state law imposes restrictions on the resale of private placements.

   Securities such as private placements and other restricted securities tend to be illiquid. Illiquid securities are those that the Funds would not likely be able to sell in any given seven day period. The Board of Trustees of the Funds have adopted procedures for evaluating the liquidity of securities. The procedures take into account the frequency of trades and quotes for the security, the number of dealers willing to purchase and sell the security and the number of other, qualified purchasers, dealer undertakings to make a market in the security, and the nature of the marketplace for effecting trades (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

   Such securities may ordinarily be re-sold in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933. Public sales of such securities may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions.

REPURCHASE AGREEMENTS

   Repurchase Agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Fund maintained in a central depository of book-entry system or by physical delivery of the securities to the Fund's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

SHORT-TERM INSTRUMENTS

   For liquidity purposes, each Fund may invest in high-quality money market instruments with remaining maturities of one year or less. Such instruments may include U.S. Government securities, Certificates of Deposit, Commercial Paper and Bankers Acceptances. Each Fund may also invest in repurchase agreements with maturities of seven days or less to generate income from its excess cash balances. Securities acquired through repurchase agreements will be subject to resale to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. A repurchase agreement acquired by the Fund will always be fully collateralized by the underlying instrument, which will be marked to market every business day. The underlying instrument will be held for the Fund's account by the Funds' custodian bank until repurchased.

   The use of repurchase agreements involves certain risks such as default by or the insolvency of the other party to the repurchase agreement. Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Adviser to be creditworthy.

STANDARD & POOR'S DEPOSITARY RECEIPTS

   Each Fund may invest in a special investment company issuing Standard & Poor's Depositary Receipts ("SPDR"s). Each SPDR represents a proportionate interest, in substantially the same weighting, as the stocks that make up the Standard & Poor's 500 Index. The same types of events and circumstances affecting stocks generally can affect the value of SPDRs.

U.S. GOVERNMENT SECURITIES

   Each Fund may invest in U.S. Government securities, including bills, notes and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others such as securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

                             PERFORMANCE INFORMATION

   The Funds may, from time to time, include total return in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as yield of a class or Fund and as total return of any Class or Fund.

   Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares or Class C Shares of a Fund over periods of 1, 5 and 10 years or up to the life of the class of shares of a Fund, calculated for each class separately pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions are reinvested when paid.

   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), Russell 1000 Value Index, Russell 2000 Value Index, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gain components.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements. Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The average annual total return for the Class A Shares, Class B Shares and Class C Shares of the Funds for the indicated periods ended August 31, 2003 were as follows:

                                                                                       5 YEARS               COMMENCEMENT
                                                            YEAR ENDED                  ENDED             OF OPERATIONS TO
                                                             08/31/03                  08/31/03              08/31/02(1)
                                                             --------                  --------              --------
   SMALL CAP VALUE FUND
   Class A
     Return Before Taxes                                      11.93%                    14.86%                 8.78%
     Return After Taxes on Distribution                       11.93%                    12.81%                 7.07%
     Return After Taxes on Distributions and                   7.73%                    11.40%                 6.41%
        Sale of Fund Shares
   Class B Return Before Taxes                                13.88%                    15.37%                 9.09%
   Class C Return Before Taxes                                17.88%                    15.37%                 9.09%

   VALUE EQUITY FUND
   Class A
     Return Before Taxes                                       1.14%                     6.23%                 3.38%
     Return After Taxes on Distribution                        0.84%                     5.42%                 2.69%
     Return After Taxes on Distributions and                   0.69%                     4.86%                 2.54%
        Sale of Fund Shares
   Class B Return Before Taxes                                 2.44%                     6.70%                 3.65%
   Class C Return Before Taxes                                 6.47%                     6.70%                 3.66%


   (1) For the Small Cap Value Fund Class A Shares, Class B Shares and Class C Shares since November 20, 1997 and for the Value Equity Fund Class A Shares, Class B Shares and Class C Shares since November 5, 1997.

   The Funds may also compute aggregate cumulative total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares' maximum sales charge of 5.75%, and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The Adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Funds and shareholders.

   The Funds have adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Funds' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   A high rate of portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Funds and indirectly by shareholders.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Funds, to buy and sell securities for the Funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Funds as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Funds in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.


   For the fiscal years ended August 31, 2001, 2002 and 2003, brokerage commission paid by the Trust on portfolio transactions totaled $1,453,263, $1,424,162 and $3,501,096, respectively. In the fiscal years ended August 31, 2001, 2002 and 2003, the Trust paid brokerage commissions of $235,010, $159,935 and $160,140 to PXP Securities Corp., an affiliate of its Distributor. For the fiscal year ended August 31, 2003, the amount paid to PXP Securities Corp. was 4.57% of the total brokerage commission paid by the Trust and was paid on transactions amounting to 4.40% of the aggregate dollar amount of transactions involving the payment of commissions. Brokerage commissions of $1,516,324 paid during the fiscal year ended August 31, 2003, were paid on portfolio transactions aggregating $449,889,268 executed by brokers who provided research and other statistical information.


                             SERVICES OF THE ADVISER


   Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser") serves as investment adviser to the Funds. The offices of PIC are located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC was organized in 1932 as John P. Chase, Inc. All of the outstanding shares of PIC are owned by Phoenix Equity Planning Corporation ("Equity Planning"), which acts as Distributor and Financial Agent for the Trust. All of the outstanding shares of Equity Planning are owned by Phoenix Investment Partners, Ltd. ("PXP") PXP is a subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. Equity Planning, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of PNX is located at One American Row, Hartford, Connecticut, 06115. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, Connecticut, 06115.

   PXP is the investment management subsidiary of PNX and has served investors for over 70 years. As of September 30, 2003, PXP had assets under management of approximately $57.3 billion through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen London, Singapore and Fort Lauderdale; Capital West Asset Management LLC (Greenwood Village, CO); Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin and Oakhurst divisions) in Hartford, CT and Scotts Valley, CA, respectively.

   William R. Moyer is an officer of the Fund and of the Adviser.


   The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Funds (for which it receives management fees) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Funds' registration statement (but the Distributor purchases such copies of the Funds' prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

   All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Funds are borne by the Funds. Each Fund pays expenses incurred in its own operation and also pays a portion of the Trust's general administration expenses allocated on the basis of the asset size of the respective Fund, except where an allocation using an alternative method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Funds and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Funds), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Funds will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

   The investment advisory agreement provides that the Adviser shall not be liable to the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any loss suffered by the Funds or by any shareholder of the Funds in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.


   As full compensation for the services and facilities furnished to the Funds, the Adviser is entitled to a fee, payable monthly, as described in the prospectus. Total management fees for the fiscal years ended August 31, 2001, 2002 and 2003, amounted to $2,181,947, $2,464,955 and $1,880,672. These fees were paid by each of the funds as follows:

   --------------------------------------------------------------------------
                                     2001             2002             2003
   --------------------------------------------------------------------------
     Small Cap Value Fund         $1,423,543       $1,641,110       $1,358,782
   --------------------------------------------------------------------------
     Value Equity Fund             $758,404         $823,845         $521,890
   --------------------------------------------------------------------------


   There is no assurance that the Funds will reach net asset levels high enough to realize reductions in the rates of the advisory fees. Any reduction in the rate of the advisory fee on each Fund will be in proportion to the averages of the aggregate daily net asset values for each class of shares for the period for which the fee had been paid.

   The advisory agreement continues in force from year to year for each Fund, provided that, with respect to each Fund, the agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each Fund. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on sixty (60) days written notice.

   The Fund, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

   The Board of Trustees is responsible for overseeing the performance of the Funds' investment advisers and subadvisers and determining whether to approve and renew the Funds' investment advisory arrangements. In approving the agreements, the Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the agreements and the overall fairness of the agreements to the Funds. A report from the Adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.


   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of each Fund with a peer group of funds and a relevant market index, the allocation of each Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board noted that the Funds' performance was reasonably aligned with that of its respective peer group for the periods reviewed. Furthermore, the Board found no evidence of material or systemic compliance violations for either fund. The Board also reviews data relating to the quality of brokerage execution received by the Funds, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Funds from such services. Additionally, the Funds' portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory and subadvisory agreements, the Board primarily considered information relating the each Fund's fee structures, including a comparative analysis of each Fund's management fees, total expenses and 12b-1 fees with its respective peer group. The Board noted that each of the Funds was below or close to the median in each category reviewed. In each case, the Board considered the specific portfolio management issues and/or expense structures that contributed to the higher fees. The Board also considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the advisor and/or its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.


   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


DESCRIPTION OF PROXY VOTING POLICY

   The Funds have adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Funds' intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' investment adviser will vote proxies or delegate such responsibility to a subadviser. The adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Funds' Policy. Any adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-cases basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

o Changes to Capital Structure--dilution or improved accountability associated with such changes.

o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

o Social and Corporate Responsibility Issues--the adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

    The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each adviser, subadviser or delegate to notify the President of the Funds of any actual or potential conflict of interest. No adviser, subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Funds.

   The Policy further imposes certain record keeping and reporting requirements on each adviser, subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, beginning with the period ending June 30, 2004, will be available free of charge by calling, toll-free, 800-243-1574, or on the Securities and Exchange Commission's website at http://www.sec.gov.


                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


   A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and ask quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Funds, the accumulated continuing distribution plan fees and contingent deferred sales charges on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution plan fees on Class A Shares purchased at the same time.

   Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution plan fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. See the "Dividends, Distributions and Taxes" section of this Statement of Additional Information.

CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution services fee at an annual rate of 0.25% of the Funds' aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES


   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the "Class B Shares and Class C Shares -- Waiver of Sales Charges" section of this Statement of Additional Information.)


   Class B Shares are subject to an ongoing distribution services fee at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution plan fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution plan fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Trust account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Trust account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution services fee of up to 1.00% of the Funds' aggregate average daily net assets attributable to Class C Shares.

CLASS A SHARES -- REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Kayne Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any PNX separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) to (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund;
(17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor of financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).


   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together with any existing Phoenix Fund acccount values to determine whether the combined sum entitles you to an immediate reduction in sales charge. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchase shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares or this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of the Fund(s) or any other Affiliated Phoenix Fund, may be added together at the time of purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the distributor to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES AND CLASS C SHARES -- WAIVER OF SALES CHARGES


   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder of an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.


CONVERSION FEATURES--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are purchased. Conversion will be on the basis of the then-prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574.

   Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information. The Fund and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

EXCHANGES


   Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. See the "Dividends, Distributions and Taxes" section of this Statement of Additional Information. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Fund or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after the receipt of the check.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 30-day period the shareholder has the right to add to the account to bring its value to $200 or more.

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS

   Shareholders may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   The following discussion of dividends, distributions and taxes applies to each of the Small Cap Value Fund and the Value Equity Fund individually.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   The Fund is treated as a separate entity for federal income tax purposes. The Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year the Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that the Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   The Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for the Fund to qualify as a RIC. Among these requirements, the Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC the Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. The Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   The Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). The Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If the Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both the Fund and Shareholders. Ordinary distributions made by the Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by the Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by the Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of the Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   The Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DERIVATIVES

   Many futures contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including covered call options written on debt securities and options written or purchased on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by the Fund.

TAXATION OF FOREIGN INVESTMENTS

   If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Fund may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in the Fund or upon an exchange of his shares in the Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Fund will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following retirement plans or programs: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans, and 403(b) Retirement Programs. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) The Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR


   Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor"), an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") and an affiliate of PIC, serves as distributor of the Fund. The address of the Distributor is 56 Prospect Street, P. O. Box 150480, Hartford, Connecticut 06115-0480. William R. Moyer and John F. Sharry are officers of the Fund and of the Distributor. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. The address of the Distributor is 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480.

   For the fiscal year ended August 31, 2001, 2002 and 2003, purchasers of shares of the Funds paid aggregate sales charges of $779,467, $605,388 and $325,956, of which the Distributor received net commissions of $175,458, $234,917 and $177,948 for its services, the balance being paid to dealers. For the fiscal year ended August 31, 2003, the distributor received net commissions of $15,431 for Class A Shares and deferred sales charges of $162,516 for Class B Shares and Class C Shares. In addition to these amounts, for the fiscal year ended August 31, 2003, W. S. Griffith Securities, Inc., an indirect subsidiary of PNX, was paid net selling commissions of $5,674 and $8,256 on Class A Shares of the Small Cap Value Fund and the Value Equity Fund, respectively.


   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the

Funds' Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.


           AMOUNT OF                   SALES CHARGE AS                SALES CHARGE AS         DEALER DISCOUNT OR AGENCY FEE
          TRANSACTION                   PERCENTAGE OF                  PERCENTAGE OF            AS PERCENTAGE OF OFFERING
       AT OFFERING PRICE               OFFERING PRICE                 AMOUNT INVESTED                    PRICE
----------------------------------------------------------------------------------------------------------------------------
Less than $50,000                           5.75%                          6.10%                          5.25%

$50,000 but under $100,000                  4.75%                          4.99%                          4.25%

$100,000 but under $250,000                 3.75%                          3.90%                          3.25%

$250,000 but under $500,000                 2.75%                          2.83%                          2.25%

$500,000 but under $1,000,000               2.00%                          2.04%                          1.75%

$1,000,000 or more                          None                           None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor sales contests, training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealerrs an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.


   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES

   Equity Planning also acts as administrative agent of the Funds and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of all funds serviced by PFPC, at the following incremental annual rates.

        First $5 billion                                           0.065%
        $5 billion to $10 billion                                  0.061%
        $10 billion to $15 billion                                 0.055%
        $15 billion to $20 billion                                 0.040%
        Greater than $20 billion                                   0.030%

   Percentage rates are applied to the aggregate daily net asset value of all funds serviced by PFPC. Certain minimum fees may apply. Total fees paid by Equity Planning to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As compensation for its services prior to January 1, 2003, the PFPC fee schedule used to determine a portion of PFPC's fee was applied at the individual fund level at an annual rate equal to 0.085% of a fund's average daily net assets up to $200 million which rate was reduced at higher levels of net assets. For its services during the Fund's fiscal year ended August 31, 2001, 2002 and 2003, Equity Planning received $285,818, $317,564 and $229,432, respectively.


                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rate of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.

   Pursuant to the Plans, the Funds will pay the Distributor 0.25% of the average daily net assets of the Funds for providing services to shareholders, including assistance with inquiries related to shareholder accounts (the "Service Fee"). Pursuant to the Plans, the Funds may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75% of the average daily net assets of the Funds' Class B Shares and of Class C Shares. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds;
(v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectuses and Statements of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Funds determine are reasonably calculated to result in the sale of shares of the Funds.


   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Fund being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.


   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.


   For the fiscal year ended August 31, 2003, the Funds paid Rule 12b-1 Fees in the amount of $1,407,098, of which the Distributor received $599,474, WS Griffith Securities, Inc., an affiliate, received $17,310 and unaffiliated broker-dealers received $790,314. The rule 12B-1 payments were used for (1) compensation to dealer, $897,764, (2) compensation to sales personnel, $571,790,
(3) advertising, $140,980, (4) services costs, $81,070, (5) printing and mailing of prospectuses to other than current shareholders, $11,409, and (6) other, $81,516.

   On a quarterly basis, the Funds' Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Funds' Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Funds. The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders.


   The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS

   Certain information about the Trustees and executive officers of the Trust is set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                                                 INDEPENDENT TRUSTEES


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, ADDRESS AND DATE OF BIRTH     TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------     -----------      ----------               ---------------------------------------
E. Virgil Conway
Rittenhouse Advisors, LLC           Served since         35          Chairman, Rittenhouse Advisors, LLC (consulting firm)
101 Park Avenue                     1997.                            since 2001. Trustee/Director, Pace University
New York, NY 10178                                                   (1978-present), Urstadt Biddle Property Corp.
DOB: 8/2/29                                                          (1989-present), Greater New York Councils, Boy Scouts of
                                                                     America (1985-present), Josiah Macy, Jr., Foundation
                                                                     (1975-present), Realty Foundation of New York
                                                                     (1972-present), New York Housing Partnership Development
                                                                     Corp. (Chairman) (1981-present) and Academy of Political
                                                                     Science (Vice Chairman) (1985 to present). Chairman,
                                                                     Metropolitan Transportation Authority (1992-2001).
                                                                     Trustee/Director, Consolidated Edison Company of New
                                                                     York, Inc. (1970-2002), Atlantic Mutual Insurance
                                                                     Company (1974-2002), Centennial Insurance Company
                                                                     (1974-2002), Union Pacific Corp. (1978-2002), Blackrock
                                                                     Freddie Mac Mortgage Securities Fund (Advisory Director)
                                                                     (1990-2000), Accuhealth (1994-2002), Trism, Inc.
                                                                     (1994-2001) and The Harlem Youth Development Foundation
                                                                     (1998-2002).

Harry Dalzell-Payne                 Served               35          Currently retired.
The Flat, Elmore Court              since 1997.
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

Francis E. Jeffries                 Served               28          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902            since 1997.                      (1984-present). Director (1989-1997), Chairman of the
Naples, FL 34108                                                     Board (1993-1997), Phoenix Investment Partners, Ltd.
DOB: 9/23/38

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, ADDRESS AND DATE OF BIRTH     TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------     -----------      ----------               ---------------------------------------
Leroy Keith, Jr.                    Served               25          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.           since 1997.                       since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street,                                                   Officer (1995-1998), Carson Products Company
Ste. 1430                                                            (cosmetics). Director/Trustee, Evergreen Funds (six
Chattanooga, TN 37402                                                portfolios).
DOB: 2/14/39

Geraldine M. McNamara               Served               35          Managing Director, U.S. Trust Company of New York
United States Trust Company of NY   since 2001.                      (private bank) (1982-present).
114 West 47th Street
New York, NY 10036
DOB: 4/17/51

Everett L. Morris                   Served               35          Currently retired. Vice President, W.H. Reaves and
164 Laird Rd.                       since 1997.                      Company (investment management) (1993-2003).
Colts Neck, NJ 07722
DOB: 5/26/28

Richard E. Segerson                 Served               25          Managing Director, Northway Management Company
Northway Management Company         since 1997.                      (1998-present). Managing Director, Mullin Associates
164 Mason Street                                                     (1993-1998).
Greenwich, CT 06830
DOB: 2/16/46

Lowell P. Weicker, Jr.              Served               25          Director, UST Inc. (1995-present), HPSC Inc.
200 Duke Street                     since 1997.                      (1995-present), Compuware (1996-present) and WWF, Inc.
Alexandria, VA 22314                                                 (2000-present). President, The Trust for America's
DOB: 5/16/31                                                         Health (non-profit) (2001-present). Director, Duty-Free
                                                                     International, Inc. (1997-1998).

   Mr. Jeffries was formerly a member of senior management of Duff & Phelps Corporation, predecessor to Phoenix Investment Partners, Ltd. ("PXP"), an affiliate of the adviser, and under the terms of his employment contract, PXP continued to pay through 2001 the annual premium on a life insurance policy(s) owned by Mr. Jeffries. PXP paid such premium in the amount of $22,989 in 2001.


                                                     INTERESTED TRUSTEES

   The individual listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment
Company Act of 1940, as amended, and the rules and regulations thereunder.


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
NAME, ADDRESS, DATE OF BIRTH AND     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
     POSITION(S) WITH TRUST         TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------     -----------      ----------               ---------------------------------------
*Marilyn E. LaMarche                Served               28          Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC             since 2002.                      (1983-present). Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza,                                                (2001-present) and Phoenix Life Insurance Company
59th Floor                                                           (1989-present).
New York, NY 10020
DOB: 5/11/34

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
NAME, ADDRESS, DATE OF BIRTH AND     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
     POSITION(S) WITH TRUST         TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------     -----------      ----------               ---------------------------------------
**Philip R. McLoughlin              Served               78          Consultant, Phoenix Investment Partners, Ltd. Director,
DOB: 10/23/46                       since 1997.                      PXRE Corporation (Delaware) (1985-present), World Trust
                                                                     Fund (1991-present).  Chairman (1997-2002), Director
Chairman and President                                               (1995-2002), Vice Chairman (1995-1997) and Chief
                                                                     Executive Officer (1995-2002), Phoenix Investment
                                                                     Partners, Ltd. Director, Executive Vice President and
                                                                     Chief Investment Officer, The Phoenix Companies, Inc.
                                                                     (2001-2002).  Director (1994-2002) and Executive Vice
                                                                     President, Investments (1988-2002), Phoenix Life
                                                                     Insurance Company. Director (1983-2002) and Chairman
                                                                     (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                     (1984-2002) and President (1990-2000), Phoenix Equity
                                                                     Planning Corporation. Chairman, President and Chief
                                                                     Executive Officer, Phoenix/Zweig Advisers LLC
                                                                     (1999-2002). Director and President, Phoenix Investment
                                                                     Management Company (2001-2002). Director and Executive
                                                                     Vice President, Phoenix Life and Annuity Company
                                                                     (1996-2002). Director (1995-2002) and Executive Vice
                                                                     President (1994-2002), PHL Variable Insurance Company.
                                                                     Director, Phoenix National Trust Holding Company
                                                                     (2001-2002). Director (1985-2002) and Vice President
                                                                     (1986-2002), PM Holdings, Inc. Director (1992-2002) and
                                                                     President (1993-1994), WS Griffith Securities, Inc.

***James M. Oates                   Served               30          Chairman, Hudson Castle Group Inc. (formerly IBEX
Hudson Castle Group Inc.            since 1997.                      Capital Markets Inc.) (financial services)
c/o Northeast Investment                                             (1997-present). Managing Director, Wydown Group
Management, Inc.                                                     (consulting firm) (1994-present). Director, Investors
50 Congress Street, Ste. 1000                                        Financial Service Corporation (1995-present), Investors
Boston, MA 02109                                                     Bank & Trust Corporation (1995-present), Plymouth Rubber
DOB: 5/31/46                                                         Co. (1995-present), Stifel Financial (1996-present),
                                                                     Connecticut River Bank (1998-present) and Trust Company
                                                                     of New Hampshire (2002-present). Director and Treasurer,
                                                                     Endowment for Health, Inc. (2000-present). Chairman,
                                                                     Emerson Investment Management, Inc. (2000-present).
                                                                     Investment Committee, New Hampshire Charitable
                                                                     Foundation (2001-present).  Vice Chairman, Massachusetts
                                                                     Housing Partnership (1998-1999). Director, Blue Cross
                                                                     and Blue Shield of New Hampshire (1994-1999), AIB Govett
                                                                     Funds (1991-2000), Command Systems, Inc. (1998-2000),
                                                                     Phoenix Investment Partners, Ltd. (1995-2001) and 1Mind,
                                                                     Inc. (1999-2001).


   * Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

   ** Mr. McLoughlin is an "interested person" by reason of his relationship with Phoenix Investment Partners, Ltd., and its affiliates.


   ***Management has elected to treat Mr. Oates as an Interested Trustee due to certain relationships existing among Mr. Oates, Hudson Castle Group, Inc. and Phoenix and certain of its affiliates. Management reserves the right to reassess Mr. Oates' status as circumstances warrant.

                                      OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES


                                 POSITION(S) HELD
      NAME, ADDRESS AND            WITH TRUST AND                                 PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH          LENGTH OF TIME SERVED                               DURING PAST 5 YEARS
        -------------          ---------------------                               -------------------
William R. Moyer               Executive Vice            Executive Vice President and Chief Financial Officer (1999-present),
DOB: 8/16/44                   President since 1997.     Senior Vice President and Chief Financial Officer (1995-1999), Phoenix
                                                         Investment Partners, Ltd. Director (1998-present), Executive Vice
                                                         President, Chief Financial Officer and Treasurer (2000-present),
                                                         Senior Vice President and Chief Financial Officer (1996-2000), Phoenix
                                                         Equity Planning Corporation. Director (1998-present), Senior Vice
                                                         President, Chief Financial Officer and Treasurer (1996-present),
                                                         Phoenix Investment Counsel, Inc. Director (2000-present), Executive
                                                         Vice President (2002-present), Senior Vice President (2000-2002) and
                                                         Treasurer (1996-present), Duff & Phelps Investment Management Co.
                                                         Executive Vice President, Phoenix Fund Complex (1990-present).

John F. Sharry                 Executive Vice            Executive Vice President, Phoenix Investment Partners, Ltd.
DOB: 3/28/52                   President since 1998.     (1998-present). President, Private Client Group, Phoenix Equity
                                                         Planning Corporation (2000-present). Executive Vice President, Phoenix
                                                         Fund Complex (1998-present).

Nancy G. Curtiss               Treasurer since 1997.     Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000) and
DOB: 11/24/52                                            Assistant Treasurer (2001-present), Phoenix Equity Planning
                                                         Corporation. Treasurer, Phoenix Fund Complex (1994-present).

Richard J. Wirth               Secretary since 2002.     Vice President and Insurance and Investment Products Counsel
One America Row                                          (2002-present), Counsel(1993-2002), Phoenix Life Insurance Company.
Hartford, Ct 06102                                       Director (2003-present) President (2003-present) and Assistant
DOB: 11/14/58                                            Secretary (2002-present), Phoenix Variable Advisers, Inc. Secretary
                                                         (2002-present), Chief Legal Officer (2003-present), Phoenix Fund
                                                         Complex.


COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Fund's management. They are:

   The Audit Committee. The Audit Committee's is responsible for overseeing the Fund's accounting and auditing policies and practices. The Committee reviews the Fund's financial reporting procedures, their system of internal control, the independent audit process, and the fund's procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.


   The Executive Committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. The Committee met six times during the Trust's last fiscal year.

   The Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. The Nominating Committee is composed entirely of Independent Trustees; its members are Harry Dalzell-Payne, Leroy Keith, Jr. and Lowell P. Weicker, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met once during the Trust's last fiscal year.


COMPENSATION

   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended August 31, 2003, the Trustees received the following compensation:

                                                             AGGREGATE                   TOTAL COMPENSATION FROM TRUST AND
                                                            COMPENSATION                      FUND COMPLEX (__ FUNDS)
NAME                                                         FROM TRUST                          PAID TO TRUSTEES
----                                                         ----------                          ----------------
E. Virgil Conway                                              $5,935                                $138,875
Harry Dalzell-Payne                                           $4,795                                $124,000
Francis E. Jeffries                                           $3,628                                $100,000
Leroy Keith, Jr.                                              $3,803                                 $54,250
Marilyn E. LaMarche                                           $2,628                                 $72,000
Philip R. McLoughlin                                            $0                                     $0
Geraldine M. McNamara                                         $4,620*                                $73,750
Everett L. Morris                                             $4,620*                               $136,625
James M. Oates                                                $5,935                                 $89,375
Richard E. Segerson                                           $4,943                                 $70,375
Lowell P. Weicker, Jr.                                        $4,943                                 $68,000

----------------------

* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At September 30, 2003, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $372,295, Ms. McNamara, $67,688, Mr. Morris, $241,665 and Mr. Segerson, $106,612, respectively. At present, by agreement among the Fund, Phoenix Investment Partners, Ltd. ("PXP") and the electing trustee, trustee fees that are deferred are paid by the Fund to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Fund.


TRUSTEE OWNERSHIP OF SECURITIES


   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2002:

                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        TRUSTEE OWNERSHIP IN ALL
                                DOLLAR RANGE OF EQUITY     DOLLAR RANGE OF EQUITY           FUNDS OVERSEEN BY
                                   SECURITIES IN THE          SECURITIES IN THE            TRUSTEE IN FAMILY OF
       NAME OF TRUSTEE           SMALL CAP VALUE FUND         VALUE EQUITY FUND            INVESTMENT COMPANIES
       ---------------           --------------------         -----------------            --------------------
E. Virgil Conway                         None                       None                       $1- $10,000
Harry Dalzell-Payne                      None                       None                           None
Francis E. Jeffries                      None                       None                      Over $100,000
Leroy Keith, Jr.                         None                       None                           None
Marilyn E. LaMarche                      None                       None                           None
Philip R. McLoughlin                $10,001-$50,000             Over $100,000                 Over $100,000
Geraldine M. McNamara                    None                       None                           None
Everett L. Morris                        None                 $50,001-$100,000                Over $100,000
James M. Oates                     $50,001-$100,000           $50,001-$100,000                Over $100,000
Richard E. Segerson                      None                       None                           None
Lowell P. Weicker, Jr.                   None                       None                           None

   At December 3, 2003, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund.


PRINCIPAL SHAREHOLDERS


   The following table sets forth information as of December 3, 2003 with respect to each person who owns of record or is known by the Funds to own of record or beneficially own 5% or more of any class of each Fund's equity securities.

 NAME OF SHAREHOLDER                          FUND AND CLASS                         PERCENT OF CLASS     NUMBER OF SHARES
 -------------------                          --------------                         ----------------     ----------------
KCB Services & Company                                                                     5.87%             182,683.306
FBO St. Joseph Hospital Employees
Pension Plan
C/O Quands Trust Company
P.O. Box 4310
Frederick, MD 21705-4310

 NAME OF SHAREHOLDER                          FUND AND CLASS                         PERCENT OF CLASS     NUMBER OF SHARES
 -------------------                          --------------                         ----------------     ----------------
MLPF&S                                        Small Cap Value Fund Class B                 17.27%            531,008.129
For the Sole Benefit of its Customers         Small Cap Value Fund Class C                 13.39%            528,011.070
Attn: Fund Administration                     Value Equity Fund Class B                    15.12%            204,208.283
4800 Deer Lake Drive East,  3rd Fl.           Value Equity Fund Class C                    11.32%            142,633.725
Jacksonville, FL  32246-6484

NFSC FEBO                                     Value Equity Fund Class A                    14.37%            447,452.809
FIICO as Agent for
Qualified Employee Benefit
Plans (401k) FINOPS-IC Funds
100 Magellan Way KWIC
Covington, KY 41015-1987


                                OTHER INFORMATION

CAPITAL STOCK

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when shareholders representing at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust: Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.


INDEPENDENT AUDITORS

   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, has been selected as the independent auditors for the Funds. PricewaterhouseCoopers LLP audits the Funds' annual financial statements and expresses an opinion thereon.


CUSTODIAN AND TRANSFER AGENT

   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Funds' assets (the "Custodian").


   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, acts as Transfer Agent for the Funds (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Fund or Transfer Agent. Fees paid by the Fund, in addition to the fee paid to Equity Planning, will be reviewed and approved by the Board of Trustees.

REPORT TO SHAREHOLDERS


   The fiscal year of the Funds ends on August 31. The Funds will send financial statements to shareholders at least semi-annually. An annual report, containing financial statements, audited by independent accountants, will be sent to shareholders each year and is available without charge.


FINANCIAL STATEMENTS


   The Financial Statements for the Fund's fiscal year ended August 31, 2003, appearing in the Fund's 2003 Annual Report to Shareholders, are incorporated herein by reference.

Phoenix-Hollister Small Cap Value Fund

                         INVESTMENTS AT AUGUST 31, 2003


                                                           SHARES       VALUE
                                                          ---------   ---------
COMMON STOCKS--86.3%

AEROSPACE & DEFENSE--1.4%
DRS Technologies, Inc.(b) ..........................        11,600  $    301,600
EDO Corp. ..........................................        17,900       367,308
Herley Industries, Inc.(b) .........................        88,500     1,747,875
                                                                    ------------
                                                                       2,416,783
                                                                    ------------
AIRLINES--1.3%
Northwest Airlines Corp.(b) ........................       243,300     2,182,401

APPAREL RETAIL--1.6%
Ross Stores, Inc. ..................................        30,100     1,516,438
Talbots, Inc. (The) ................................        34,700     1,272,449
                                                                    ------------
                                                                       2,788,887
                                                                    ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.9%
Jones Apparel Group, Inc. ..........................        49,100     1,516,699

BIOTECHNOLOGY--4.1%
Digene Corp.(b) ....................................        70,100     2,664,501
Exact Sciences Corp.(b) ............................       141,600     2,384,544
Human Genome Sciences, Inc.(b) .....................        91,700     1,305,808
Pharmacopeia, Inc.(b) ..............................        41,300       505,925
                                                                    ------------
                                                                       6,860,778
                                                                    ------------

                                                           SHARES       VALUE
                                                          ---------   ---------
BROADCASTING & CABLE TV--3.3%
Charter Communications, Inc. Class A(b) ............       323,100     1,453,950
Sirius Satellite Radio, Inc.(b) ....................     2,531,900     4,202,954
                                                                    ------------
                                                                       5,656,904
                                                                    ------------
CASINOS & GAMING--0.9%
WMS Industries, Inc.(b) ............................        62,200     1,489,690

COMMODITY CHEMICALS--0.6%
Lyondell Chemical Co. ..............................        70,800     1,012,440

                                                           SHARES       VALUE
                                                          ---------   ---------
COMMUNICATIONS EQUIPMENT--6.4%
ADC Telecommunications, Inc.(b) ....................       822,600     2,089,404
Advanced Fibre Communications, Inc.(b) .............        42,000       977,340



COMMUNICATIONS EQUIPMENT--(CONTINUED)
Avanex Corp.(b) ....................................       404,500  $  1,921,375
Brocade Communications Systems, Inc.(b) ............       262,700     1,481,628
Finisar Corp.(b) ...................................       227,700       489,555
Harris Corp. .......................................        57,500     1,909,000
JDS Uniphase Corp.(b) ..............................       572,000     1,967,680
                                                                    ------------
                                                                      10,835,982
                                                                    ------------
COMPUTER & ELECTRONICS RETAIL--3.4%
Circuit City Stores, Inc. ..........................       557,200     5,811,596

COMPUTER HARDWARE--2.8%
Concurrent Computer Corp.(b) .......................     1,042,000     3,657,420
Palm, Inc.(b) ......................................        55,900     1,020,175
                                                                    ------------
                                                                       4,677,595
                                                                    ------------
COMPUTER STORAGE & PERIPHERALS--1.6%
Hutchinson Technology, Inc.(b) .....................        19,600       619,948
Western Digital Corp.(b) ...........................       179,200     2,059,008
                                                                    ------------
                                                                       2,678,956
                                                                    ------------
CONSTRUCTION & ENGINEERING--5.6%
Dycom Industries, Inc.(b) ..........................       182,200     4,126,830
MasTec, Inc.(b) ....................................       549,400     5,263,252
                                                                    ------------
                                                                       9,390,082
                                                                    ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.1%
Terex Corp.(b) .....................................        78,400     1,811,040

DATA PROCESSING & OUTSOURCED SERVICES--0.4%
Euronet Worldwide, Inc.(b) .........................        73,700       744,370

DIVERSIFIED CHEMICALS--0.9%
Olin Corp. .........................................        80,000     1,456,800

DIVERSIFIED COMMERCIAL SERVICES--2.1%
Arbitron, Inc.(b) ..................................        30,400     1,124,192
Coinstar, Inc.(b) ..................................       153,500     2,353,155
                                                                    ------------
                                                                       3,477,347
                                                                    ------------


                        See Notes to Financial Statements

Phoenix-Hollister Small Cap Value Fund
                                                          SHARES        VALUE
                                                        ---------   ------------
DRUG RETAIL--1.7%
Rite Aid Corp.(b) ..............................         552,600    $  2,790,630

ELECTRIC UTILITIES--3.3%
Black Hills Corp. ..............................          73,900       2,395,099
CMS Energy Corp. ...............................         156,900       1,046,523
IDACORP, Inc. ..................................          16,800         407,232
PNM Resources, Inc. ............................          64,800       1,775,520
                                                                    ------------
                                                                       5,624,374
                                                                    ------------
FOOTWEAR--1.6%
Skechers U.S.A., Inc. Class A(b) ...............         360,500       2,757,825

HEALTH CARE EQUIPMENT--1.1%
Mentor Corp. ...................................          81,900       1,892,709

HEALTH CARE FACILITIES--4.1%
LifePoint Hospitals, Inc.(b) ...................         171,600       4,943,796
Triad Hospitals, Inc.(b) .......................          62,300       2,018,520
                                                                    ------------
                                                                       6,962,316
                                                                    ------------
HOUSEHOLD APPLIANCES--1.5%
Stanley Works (The) ............................          83,300       2,521,491

INTERNET SOFTWARE & SERVICES--1.8%
Internet Security Systems, Inc.(b) .............         210,200       2,625,398
Valueclick, Inc.(b) ............................          40,200         371,850
                                                                    ------------
                                                                       2,997,248
                                                                    ------------
INVESTMENT BANKING & BROKERAGE--0.3%
Edwards (A.G.), Inc. ...........................          15,700         565,200

IT CONSULTING & OTHER SERVICES--1.8%
MPS Group, Inc.(b) .............................          80,000         764,000
Sapient Corp.(b) ...............................         704,100       2,217,915
                                                                    ------------
                                                                       2,981,915
                                                                    ------------
LEISURE PRODUCTS--1.7%
Hasbro, Inc. ...................................          12,900         238,650
Leapfrog Enterprises, Inc.(b) ..................          33,500       1,256,250
Oakley, Inc.(b) ................................         125,800       1,369,962
                                                                    ------------
                                                                       2,864,862
                                                                    ------------

OIL & GAS DRILLING--1.9%
Patterson-UTI Energy, Inc.(b) ..................          54,100       1,614,344
Rowan Cos., Inc.(b) ............................          62,900       1,575,016
                                                                    ------------
                                                                       3,189,360
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--1.8%
Key Energy Services, Inc.(b) ...................         109,900       1,138,564
Maverick Tube Corp.(b) .........................          33,400         567,466
National-Oilwell, Inc.(b) ......................          64,900       1,270,742
                                                                    ------------
                                                                       2,976,772
                                                                    ------------


                                                          SHARES        VALUE
                                                        ---------   ------------
OIL & GAS EXPLORATION & PRODUCTION--5.0%
Chesapeake Energy Corp. ........................         219,400    $  2,378,296
Cross Timbers Royalty Trust ....................             465          10,382
Newfield Exploration Co.(b) ....................          24,400         958,676
Pioneer Natural Resources Co.(b) ...............          74,800       1,896,928
Quicksilver Resources, Inc.(b) .................          51,000       1,262,250
Spinnaker Exploration Co.(b) ...................          31,600         702,152
XTO Energy, Inc. ...............................          62,800       1,318,172
                                                                    ------------
                                                                       8,526,856
                                                                    ------------
PHARMACEUTICALS--6.8%
Atrix Laboratories, Inc.(b) ....................          22,500         679,500
ICN Pharmaceuticals, Inc. ......................          28,800         504,000
King Pharmaceuticals, Inc.(b) ..................         308,600       4,335,830
Penwest Pharmaceuticals Co.(b) .................          94,900       2,076,412
Pharmaceutical Resources, Inc.(b) ..............          69,300       3,876,642
                                                                    ------------
                                                                      11,472,384
                                                                    ------------
PROPERTY & CASUALTY INSURANCE--1.9%
Mercury General Corp. ..........................          74,200       3,241,056

REGIONAL BANKS--2.1%
First Charter Corp. ............................          87,500       1,616,125
Seacoast Banking Corp. of Florida ..............          35,390         620,740
TCF Financial Corp. ............................          12,200         561,078
Texas Regional Bancshares, Inc. ................          22,000         741,400
                                                                    ------------
                                                                       3,539,343
                                                                    ------------
REINSURANCE--0.7%
Scottish Annuity & Life Holdings Ltd. ..........          49,300       1,132,914

REITS--1.5%
iStar Financial, Inc. ..........................          68,600       2,514,876

SEMICONDUCTORS--1.3%
GlobespanVirata, Inc.(b) .......................         283,400       2,156,674

SPECIALTY CHEMICALS--0.8%
RPM International, Inc. ........................         102,800       1,402,192

SYSTEMS SOFTWARE--0.8%
Sybase, Inc.(b) ................................          78,100       1,320,671

THRIFTS & MORTGAGE FINANCE--1.5%
Accredited Home Lenders Holding Co.(b) .........          23,400         376,506
W Holding Co., Inc. ............................         123,600       2,180,304
                                                                    ------------
                                                                       2,556,810
                                                                    ------------
TRUCKING--2.9%
Dollar Thrifty Automotive  Group, Inc.(b) ......         123,600       2,935,500
Yellow Corp.(b) ................................          73,200       2,052,528
                                                                    ------------
                                                                       4,988,028
                                                                    ------------

- ------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $121,914,955)                                       145,784,856
- ------------------------------------------------------------------------------


                        See Notes to Financial Statements

Phoenix-Hollister Small Cap Value Fund

                                                         SHARES        VALUE
                                                       ---------   ------------
FOREIGN COMMON STOCKS--4.5%

COMMUNICATIONS EQUIPMENT--0.2%
Bookham Technology plc ADR (United
 Kingdom)(b) .............................               306,500   $  407,645

INSURANCE BROKERS--0.8%
Platinum Underwriters Holdings Ltd.
 (Bermuda) ...............................                51,700    1,403,655

PHARMACEUTICALS--1.7%
Shire Pharmaceuticals Group plc ADR
 (United Kingdom)(b) .....................               121,800    2,831,850

REINSURANCE--1.8%
Everest Re Group Ltd. (Barbados) .........                24,800    1,817,840
Montpelier Re Holdings Ltd. (Bermuda)(b) .                39,500    1,211,070
                                                                 ------------
                                                                    3,028,910
                                                                 ------------
- -----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $7,076,135)                                        7,672,060
- -----------------------------------------------------------------------------

EXCHANGE TRADED FUNDS--5.6%

iShares MSCI Hong Kong Index Fund ........               374,800    3,395,688
iShares MSCI Japan Index Fund(b) .........               432,700    3,591,410
iShares MSCI Taiwan Index Fund(b) ........               217,900    2,425,227

- -----------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $8,175,368)                                        9,412,325
- -----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--96.4%
(IDENTIFIED COST $137,166,458)                                    162,869,241
- -----------------------------------------------------------------------------

                                           STANDARD
                                           & POOR'S       PAR
                                            RATING       VALUE
                                         (Unaudited)     (000)       VALUE
                                         -----------     ------  ------------
SHORT-TERM OBLIGATIONS--4.1%

FEDERAL AGENCY SECURITIES--1.0%
FHLB 1.03%, 9/24/03 ......................               $1,645  $  1,644,241

COMMERCIAL PAPER--3.1%
UBS Finance Delware LLC 1.09%, 9/2/03 ....    A-1+        2,055     2,054,813
ABSC Capital Corp. 1.10%, 9/4/03 .........    A-1         1,275     1,274,805
ABSC Capital Corp. 1.08%, 9/25/03 ........    A-1         2,030     2,028,417
                                                                 ------------
                                                                    5,358,035
                                                                 ------------

- -----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $7,002,276)                                        7,002,276
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.5%
(IDENTIFIED COST $144,168,734)                                    169,871,517(a)
Other assets and liabilities, net--(0.5)%                            (833,342)
                                                                 ------------
NET ASSETS--100.0%                                               $169,038,175
                                                                 ============



(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $24,976,931 and gross depreciation of $1,985,904 for federal income tax purposes. At August 31, 2003, the aggregate cost of securities for federal income tax purposes was $146,880,490.

(b) Non-income producing.

                        See Notes to Financial Statements

Phoenix-Hollister Small Cap Value Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2003

ASSETS
Investment securities at value
   (Identified cost $144,168,734)                          $169,871,517
Receivables
   Investment securities sold                                 2,007,262
   Fund shares sold                                             312,486
   Dividends and interest                                       110,710
   Receivable from adviser                                           45
Prepaid expenses                                                  4,184
                                                           ------------
     Total assets                                           172,306,204
                                                           ------------
LIABILITIES
Cash overdraft                                                    3,804
Payables
   Investment securities purchased                            2,716,381
   Fund shares repurchased                                      194,770
   Transfer agent fee                                            94,154
   Investment advisory fee                                       90,258
   Distribution and service fees                                 90,153
   Financial agent fee                                           12,119
   Trustees' fee                                                  2,276
Accrued expenses                                                 64,114
                                                           ------------
     Total liabilities                                        3,268,029
                                                           ------------
NET ASSETS                                                 $169,038,175
                                                           ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest           $179,151,155
Accumulated net realized loss                               (35,815,763)
Net unrealized appreciation                                  25,702,783
                                                         --------------
NET ASSETS                                                 $169,038,175
                                                         ==============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $76,782,705)           5,723,406
Net asset value per share                                        $13.42
Offering price per share $13.42/(1-5.75%)                        $14.24

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $40,696,246)           3,181,889
Net asset value and offering price per share                     $12.79

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $51,559,224)           4,031,754
Net asset value and offering price per share                     $12.79

                             STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 2003

INVESTMENT INCOME
Dividends                                                        $  2,113,493
Interest                                                               61,042
Foreign taxes withheld                                                 (6,024)
                                                                 ------------
     Total investment income                                        2,168,511
                                                                 ------------
EXPENSES
Investment advisory fee                                             1,358,782
Service fees, Class A                                                 175,848
Distribution and service fees, Class B                                355,780
Distribution and service fees, Class C                                450,584
Financial agent fee                                                   142,923
Transfer agent                                                        509,877
Printing                                                               57,518
Custodian                                                              35,414
Professional                                                           33,865
Trustees                                                               29,296
Registration                                                           24,732
Miscellaneous                                                          20,210
                                                                 ------------
     Total expenses                                                 3,194,829
     Less expenses borne by investment adviser                       (474,776)
     Custodian fees paid indirectly                                    (1,619)
                                                                 ------------
     Net expenses                                                   2,718,434
                                                                 ------------
NET INVESTMENT LOSS                                                  (549,923)
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                      (581,048)
Net change in unrealized appreciation (depreciation) on
   investments                                                     24,331,903
                                                                 ------------
NET GAIN ON INVESTMENTS                                            23,750,855
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $23,200,932
                                                                 ============



                        See Notes to Financial Statements

Phoenix-Hollister Small Cap Value Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                 Year Ended       Year Ended
                                                                                   8/31/03          8/31/02
                                                                                ------------   --------------
FROM OPERATIONS
   Net investment income (loss)                                                 $   (549,923)  $     (893,570)
   Net realized gain (loss)                                                         (581,048)     (11,568,534)

   Net change in unrealized appreciation (depreciation)                           24,331,903      (10,238,352)
                                                                                ------------   --------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    23,200,932      (22,700,456)
                                                                                ------------   --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains, Class A                                                 --         (140,168)
   Net realized short-term gains, Class B                                                 --          (67,777)
   Net realized short-term gains, Class C                                                 --          (76,536)
                                                                                ------------   --------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS
     TO SHAREHOLDERS                                                                      --         (284,481)
                                                                                ------------   --------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,907,326 and 2,995,398 shares, respectively)   21,435,568       37,470,841
   Net asset value of shares issued from reinvestment of distributions
    (0 and 10,054 shares, respectively)                                                   --          125,986
   Cost of shares repurchased (3,531,940 and 2,586,657 shares, respectively)     (37,879,871)     (31,993,060)
                                                                                ------------   --------------
Total                                                                            (16,444,303)       5,603,767
                                                                                ------------   --------------
CLASS B
   Proceeds from sales of shares (360,619 and 1,175,378 shares, respectively)      3,733,780       14,180,441
   Net asset value of shares issued from reinvestment of
     distributions (0 and 5,750 shares, respectively)                                     --           69,074
   Cost of shares repurchased (900,192 and 729,750 shares, respectively)          (9,055,153)      (8,619,889)
                                                                                ------------   --------------
Total                                                                             (5,321,373)       5,629,626
                                                                                ------------   --------------
CLASS C
   Proceeds from sales of shares (588,971 and 1,647,588 shares, respectively)      6,011,638       19,922,904
   Net asset value of shares issued from reinvestment of
     distributions (0 and 5,923 shares, respectively)                                     --           71,602
   Cost of shares repurchased (1,092,681 and 809,589 shares, respectively)       (10,996,219)      (9,549,583)
                                                                                ------------   --------------
Total                                                                             (4,984,581)      10,444,923
                                                                                ------------   --------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                     (26,750,257)      21,678,316
                                                                                ------------   --------------
   NET INCREASE (DECREASE) IN NET ASSETS                                          (3,549,325)      (1,306,621)

NET ASSETS
   Beginning of period                                                           172,587,500      173,894,121
                                                                                ------------   --------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET
     INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY]                              $169,038,175     $172,587,500
                                                                                ============   ==============


                        See Notes to Financial Statements

Phoenix-Hollister Small Cap Value Fund

                                                       FINANCIAL HIGHLIGHTS
                              (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                                                                                         CLASS A
                                                            ---------------------------------------------------------------
                                                                                   YEAR ENDED AUGUST 31,
                                                            ---------------------------------------------------------------
                                                               2003         2002          2001         2000         1999
Net asset value, beginning of period                          $11.30       $12.72        $17.90       $11.41       $ 8.11
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                                --(6)     (0.01)        (0.05)       (0.08)        0.01
   Net realized and unrealized gain (loss)                      2.12        (1.39)        (2.34)        7.38         3.31
                                                             -------      -------       -------      -------      -------
     TOTAL FROM INVESTMENT OPERATIONS                           2.12        (1.40)        (2.39)        7.30         3.32
                                                             -------      -------       -------      -------      -------
LESS DISTRIBUTIONS
   Dividends from net investment income                           --           --            --           --           --
   Distributions from net realized gains                          --        (0.02)        (2.79)       (0.81)       (0.02)
                                                             -------      -------       -------      -------      -------
     TOTAL DISTRIBUTIONS                                          --        (0.02)        (2.79)       (0.81)       (0.02)
                                                             -------      -------       -------      -------      -------
Change in net asset value                                       2.12        (1.42)        (5.18)        6.49         3.30
                                                             -------      -------       -------      -------      -------
NET ASSET VALUE, END OF PERIOD                                $13.42       $11.30        $12.72       $17.90       $11.41
                                                             =======      =======       =======      =======      =======
Total return(2)                                                18.76%      (11.02)%      (14.24)%      66.15 %      40.90%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                     $76,783      $83,005       $88,174      $79,254      $26,926
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                        1.40%(5)     1.40 %(5)     1.40 %(5)    1.40 %(5)    1.40%
   Net investment income (loss)                                 0.04%       (0.11)%       (0.39)%      (0.45)%       0.15%
Portfolio turnover                                               241%         123 %         229 %        191 %        203%

                                                                                         CLASS B
                                                            ---------------------------------------------------------------
                                                                                   YEAR ENDED AUGUST 31,
                                                            ---------------------------------------------------------------
                                                               2003         2002          2001         2000         1999
Net asset value, beginning of period                         $ 10.85      $ 12.31       $ 17.54       $11.27      $ 8.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                             (0.08)       (0.10)        (0.16)       (0.19)      (0.06)
   Net realized and unrealized gain (loss)                      2.02        (1.34)        (2.28)        7.27        3.28
                                                             -------      -------       -------      -------      ------
     TOTAL FROM INVESTMENT OPERATIONS                           1.94        (1.44)        (2.44)        7.08        3.22
                                                             -------      -------       -------      -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                           --           --            --           --          --
   Distributions from net realized gains                          --        (0.02)        (2.79)       (0.81)      (0.02)
                                                             -------      -------       -------      -------      ------
     TOTAL DISTRIBUTIONS                                          --        (0.02)        (2.79)       (0.81)      (0.02)
                                                             -------      -------       -------      -------      ------
Change in net asset value                                       1.94        (1.46)        (5.23)        6.27        3.20
                                                             -------      -------       -------      -------      ------
NET ASSET VALUE, END OF PERIOD                                $12.79       $10.85        $12.31       $17.54      $11.27
                                                             =======      =======       =======      =======      ------
Total return(2)                                                17.88 %     (11.72)%      (14.89)%      64.97 %     39.86 %
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                     $40,696      $40,382       $40,270      $26,625      $9,494
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                        2.15 %(5)    2.15 %(5)     2.15 %(5)    2.15 %(5)   2.15 %
   Net investment income (loss)                                (0.71)%      (0.86)%       (1.14)%      (1.20)%     (0.60)%
Portfolio turnover                                               241 %        123 %         229 %        191 %       203 %

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.71%, 1.64%, 1.58%, 1.67% and 1.87% for the periods ended August 31, 2003, 2002,
    2001, 2000 and 1999, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.46%, 2.39%, 2.33%, 2.42% and 2.62% for the periods ended August 31, 2003, 2002,
    2001, 2000 and 1999, respectively.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(6) Amount is less than $0.01.

                        See Notes to Financial Statements

Phoenix-Hollister Small Cap Value Fund

                                                       FINANCIAL HIGHLIGHTS
                              (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                         CLASS C
                                                            ---------------------------------------------------------------
                                                                                   YEAR ENDED AUGUST 31,
                                                            ---------------------------------------------------------------
                                                               2003         2002          2001         2000         1999
                                                                2003         2002          2001        2000        1999
Net asset value, beginning of period                          $10.85       $12.31        $17.54      $11.27      $ 8.07
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                             (0.08)       (0.10)        (0.16)      (0.19)      (0.06)
   Net realized and unrealized gain (loss)                      2.02        (1.34)        (2.28)       7.27        3.28
                                                             -------      -------       -------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                           1.94        (1.44)        (2.44)       7.08        3.22
                                                             -------      -------       -------      ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                           --           --            --          --          --
   Distributions from net realized gains                          --        (0.02)        (2.79)      (0.81)      (0.02)
                                                             -------      -------       -------      ------      ------
     TOTAL DISTRIBUTIONS                                          --        (0.02)        (2.79)      (0.81)      (0.02)
                                                             -------      -------       -------      ------      ------
Change in net asset value                                       1.94        (1.46)        (5.23)       6.27        3.20
                                                             -------      -------       -------      ------      ------
NET ASSET VALUE, END OF PERIOD                                $12.79       $10.85        $12.31      $17.54      $11.27
                                                             =======      =======       =======      ======      ------
Total return(2)                                                17.88 %     (11.72)%      (14.89)%     64.97 %     39.86 %
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                     $51,559      $49,201       $45,450     $28,046      $6,465
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                        2.15 %(4)    2.15 %(4)     2.15 %(4)   2.15 %(4)   2.15 %
   Net investment income (loss)                                (0.72)%      (0.86)%       (1.14)%     (1.20)%     (0.60)%
Portfolio turnover                                               241 %        123 %         229 %       191 %       203 %


(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.46%, 2.39%, 2.33%, 2.42% and 2.62% for the periods ended August 31, 2003, 2002,
    2001, 2000 and 1999, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

Phoenix-Hollister Value Equity Fund

                         INVESTMENTS AT AUGUST 31, 2003

                                                          SHARES       VALUE
                                                         -------    ------------

COMMON STOCKS--94.8%

ADVERTISING--4.1%
Interpublic Group of Cos., Inc. (The) .............      184,700    $  2,798,205

AEROSPACE & DEFENSE--2.6%
Honeywell International, Inc. .....................       28,300         820,417
Lockheed Martin Corp. .............................       18,500         947,755
                                                                    ------------
                                                                       1,768,172
                                                                    ------------
ALUMINUM--1.0%
Alcoa, Inc. .......................................       24,100         688,296

APPAREL RETAIL--2.7%
Limited Brands ....................................      110,300       1,870,688

ASSET MANAGEMENT & CUSTODY BANKS--0.9%
Bank of New York Co., Inc. (The) ..................       20,600         606,052

BIOTECHNOLOGY--2.0%
Gilead Sciences, Inc.(b) ..........................       20,300       1,354,010

BROADCASTING & CABLE TV--2.0%
EchoStar Communications Corp. Class A(b) ..........       37,300       1,376,370

BUILDING PRODUCTS--0.5%
American Standard Cos., Inc.(b) ...................        4,300         344,817

COMMUNICATIONS EQUIPMENT--3.2%
JDS Uniphase Corp.(b) .............................      642,000       2,208,480

COMPUTER & ELECTRONICS RETAIL--2.6%
Circuit City Stores, Inc. .........................      169,600       1,768,928

CONSUMER FINANCE--2.3%
MBNA Corp. ........................................       68,000       1,587,120

DIVERSIFIED BANKS--5.7%
Bank of America Corp. .............................       11,100         879,675
Bank One Corp. ....................................       50,600       1,997,182
FleetBoston Financial Corp. .......................       13,000         384,670
U.S. Bancorp ......................................       27,900         666,810
                                                                    ------------
                                                                       3,928,337
                                                                    ------------



                                                          SHARES       VALUE
                                                         -------    ------------
DIVERSIFIED CAPITAL MARKETS--1.2%
J.P. Morgan Chase & Co. ...........................       24,800    $    848,656

DIVERSIFIED CHEMICALS--1.4%
Du Pont (E.I.) de Nemours & Co. ...................       21,300         952,962

DIVERSIFIED COMMERCIAL SERVICES--2.4%
Cendant Corp.(b) ..................................       94,100       1,691,918

ELECTRIC UTILITIES--0.9%
Consolidated Edison, Inc. .........................       16,200         640,386

GAS UTILITIES--1.3%
NiSource, Inc. ....................................       47,100         910,914

HEALTH CARE FACILITIES--4.5%
HCA, Inc. .........................................       49,200       1,869,108
Tenet Healthcare Corp.(b) .........................       77,900       1,250,295
                                                                    ------------
                                                                       3,119,403
                                                                    ------------
HEALTH CARE SERVICES--2.6%
Caremark Rx, Inc.(b) ..............................       33,000         829,290
IMS Health, Inc. ..................................       51,100         994,917
                                                                    ------------
                                                                       1,824,207
                                                                    ------------

HYPERMARKETS & SUPER CENTERS--2.3%
Costco Wholesale Corp.(b) .........................       50,100       1,607,709

INDUSTRIAL CONGLOMERATES--1.0%
3M Co. ............................................        4,700         669,609

INDUSTRIAL MACHINERY--1.4%
Illinois Tool Works, Inc. .........................       13,700         990,373

INTEGRATED OIL & GAS--1.6%
ConocoPhillips ....................................       19,700       1,100,048

INTEGRATED TELECOMMUNICATION SERVICES--6.0%
AT&T Corp. ........................................      113,300       2,526,590
Qwest Communications International, Inc.(b) .......      366,200       1,629,590
                                                                    ------------
                                                                       4,156,180
                                                                    ------------


                        See Notes to Financial Statements

PhoenixHollister Value Equity Fund

                                                        SHARES      VALUE
                                                       -------   ------------
INVESTMENT BANKING & BROKERAGE--2.1%
Goldman Sachs Group, Inc. (The) ..................       4,600   $    407,054
Merrill Lynch & Co., Inc. ........................      19,500      1,048,710
                                                                 ------------
                                                                    1,455,764
                                                                 ------------
LIFE & HEALTH INSURANCE--5.6%
AFLAC, Inc. ......................................      50,600      1,619,706
UnumProvident Corp. ..............................     161,800      2,281,380
                                                                 ------------
                                                                    3,901,086
                                                                 ------------
MANAGED HEALTH CARE--1.4%
CIGNA Corp. ......................................      20,300        967,904

MOVIES & ENTERTAINMENT--3.8%
AOL Time Warner, Inc.(b) .........................     162,300      2,655,228

MULTI-UTILITIES & UNREGULATED POWER--0.9%
El Paso Corp. ....................................      84,700        621,698

OIL & GAS EQUIPMENT & SERVICES--1.0%
Halliburton Co. ..................................      29,000        701,220

OIL & GAS EXPLORATION & PRODUCTION--5.5%
Anadarko Petroleum Corp. .........................      26,900      1,170,150
Apache Corp. .....................................       6,000        413,880
EOG Resources, Inc. ..............................      32,100      1,361,040
Noble Energy, Inc. ...............................      20,700        819,513
                                                                 ------------
                                                                    3,764,583
                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.7%
Citigroup, Inc. ..................................      10,700        463,845

PACKAGED FOODS AND MEATS--1.1%
Kraft Foods, Inc. Class A ........................      25,600        760,320

PHARMACEUTICALS--4.1%
King Pharmaceuticals, Inc.(b) ....................     111,000      1,559,550
Schering-Plough Corp. ............................      83,100      1,262,289
                                                                 ------------
                                                                    2,821,839
                                                                 ------------
REGIONAL BANKS--2.5%
KeyCorp ..........................................      63,700      1,734,551

REITS--1.7%
Equity Office Properties Trust ...................      41,300      1,148,966

SEMICONDUCTORS--1.0%
Micron Technology, Inc.(b) .......................      49,600        712,256

SOFT DRINKS--2.2%
Pepsi Bottling Group, Inc. (The) .................      63,200      1,524,384



                                                        SHARES      VALUE
                                                       -------   ------------

THRIFTS & MORTGAGE FINANCE--2.6%
PMI Group, Inc. (The) ............................      50,000   $  1,769,000

WIRELESS TELECOMMUNICATION SERVICES--2.4%
Nextel Communications, Inc. Class A(b) ...........      86,100      1,660,008

- -----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $59,018,184)                                      65,474,492
- -----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--4.9%

COMMUNICATIONS EQUIPMENT--1.9%
Nokia Oyj ADR (Finland) ..........................      81,400      1,326,006

CONSUMER ELECTRONICS--3.0%
Sony Corp. (Japan) ...............................      63,000      2,075,850

- -----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $3,062,095)                                        3,401,856
- -----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.7%
(IDENTIFIED COST $62,080,279)                                      68,876,348
- -----------------------------------------------------------------------------

                                              STANDARD
                                             & POOR'S      PAR
                                               RATING     VALUE
                                            (Unaudited)   (000)
                                            -----------   -----
SHORT-TERM OBLIGATIONS--0.5%

COMMERCIAL PAPER--0.5%
CXC LLC 1.10%, 9/2/03 .....................    A-1+         $355      354,990

- -----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $354,990)                                            354,990
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.2%
(IDENTIFIED COST $62,435,269)                                      69,231,338(a)
Other assets and liabilities, net--(0.2)%                            (150,478)
                                                                 ------------
NET ASSETS--100.0%                                                $69,080,860
                                                                 ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,765,261 and gross depreciation of $939,115 for federal income tax purposes. At August 31, 2003, the aggregate cost of securities for federal income tax purposes was $64,405,192.

(b) Non-income producing.

                        See Notes to Financial Statements

Phoenix-Hollister Value Equity Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2003

ASSETS
Investment securities at value
   (Identified cost $62,435,269)                            $69,231,338
Cash                                                                506
Receivables
   Dividends and interest                                       143,167
   Fund shares sold                                              66,864
Prepaid expenses                                                  1,709
                                                            -----------
     Total assets                                            69,443,584
                                                            -----------
LIABILITIES
Payables
   Fund shares repurchased                                      211,609
   Transfer agent fee                                            37,302
   Distribution and service fees                                 34,074
   Professional fee                                              31,196
   Investment advisory fee                                       14,334
   Financial agent fee                                            6,824
   Trustees' fee                                                  2,276
   Payable to adviser                                               152
Accrued expenses                                                 24,957
                                                            -----------
     Total liabilities                                          362,724
                                                            -----------
NET ASSETS                                                  $69,080,860
                                                            ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest            $87,079,479
Undistributed net investment income                             181,756
Accumulated net realized loss                               (24,976,444)
Net unrealized appreciation                                   6,796,069
                                                            -----------
NET ASSETS                                                  $69,080,860
                                                            ===========
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $37,309,867)           3,293,765
Net asset value per share                                        $11.33
Offering price per share $11.33/(1-5.75%)                        $12.02

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $16,363,350)           1,488,764
Net asset value and offering price per share                     $10.99

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $15,407,643)           1,400,858
Net asset value and offering price per share                     $11.00



                             STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 2003

INVESTMENT INCOME
Dividends                                                   $1,589,070
Interest                                                        32,860
Foreign taxes withheld                                          (4,505)
                                                            ----------
     Total investment income                                 1,617,425
                                                            ----------
EXPENSES
Investment advisory fee                                        521,890
Service fees, Class A                                           90,323
Distribution and service fees, Class B                         175,212
Distribution and service fees, Class C                         159,351
Financial agent fee                                             86,509
Transfer agent                                                 195,733
Professional                                                    37,748
Custodian                                                       31,411
Trustees                                                        29,296
Printing                                                        26,332
Registration                                                    16,307
Miscellaneous                                                   14,879
                                                            ----------
     Total expenses                                          1,384,991
     Less expenses borne by investment adviser                (264,229)
     Custodian fees paid indirectly                                (48)
                                                            ----------
     Net expenses                                            1,120,714
                                                            ----------
NET INVESTMENT INCOME                                          496,711
                                                            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                             (6,218,723)
Net change in unrealized appreciation (depreciation) on
   investments                                               7,942,711
                                                            ----------
NET GAIN ON INVESTMENTS                                      1,723,988
                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $2,220,699
                                                            ==========


                        See Notes to Financial Statements

Phoenix-Hollister Value Equity Fund


                       STATEMENT OF CHANGES IN NET ASSETS


                                                  Year Ended       Year Ended
                                                    8/31/03         8/31/02
                                                 ------------    -------------
FROM OPERATIONS
   Net investment income (loss)                  $    496,711    $     283,943
   Net realized gain (loss)                        (6,218,723)     (18,027,281)
   Net change in unrealized
     appreciation (depreciation)                    7,942,711          137,398
                                                 ------------    -------------
   INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                      2,220,699      (17,605,940)
                                                 ------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                    (283,597)        (384,523)
   Net investment income, Class B                     (39,301)              --
   Net investment income, Class C                     (42,475)              --
   Net realized long-term gains, Class A                   --         (725,832)
   Net realized long-term gains, Class B                   --         (457,963)
   Net realized long-term gains, Class C                   --         (296,217)
                                                 ------------    -------------
   DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS                   (365,373)      (1,864,535)
                                                 ------------    -------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (891,000 and
      1,198,840 shares, respectively)               8,885,100       14,107,742
   Net asset value of shares issued from
     reinvestment of distributions
     (24,886 and 90,238 shares, respectively)         267,903        1,070,740
   Cost of shares repurchased (1,758,338
     and 1,719,723 shares, respectively)          (17,230,551)     (20,059,729)
                                                 ------------    -------------
Total                                              (8,077,548)      (4,881,247)
                                                 ------------    -------------
CLASS B
   Proceeds from sales of shares (189,176 and
     442,182 shares, respectively)                  1,850,017        5,058,231
   Net asset value of shares issued from
     reinvestment of distributions
     (2,789 and 37,057 shares, respectively)           29,746          430,227
   Cost of shares repurchased (1,494,049 and
     640,922 shares, respectively)                (14,264,891)      (7,135,754)
                                                 ------------    -------------
Total                                             (12,385,128)      (1,647,296)
                                                 ------------    -------------
CLASS C
   Proceeds from sales of shares (170,326 and
     370,401 shares, respectively)                  1,652,857        4,248,848
   Net asset value of shares issued from
     reinvestment of distributions (3,218 and
     22,395 shares, respectively)                      34,338          260,229
   Cost of shares repurchased (629,913 and
     419,189 shares, respectively)                 (6,096,181)      (4,751,269)
                                                 ------------    -------------
Total                                              (4,408,986)        (242,192)
                                                 ------------    -------------
   INCREASE (DECREASE) IN NET ASSETS
     FROM SHARE TRANSACTIONS                      (24,871,662)      (6,770,735)
                                                 ------------    -------------
   NET INCREASE (DECREASE) IN NET ASSETS          (23,016,336)     (26,241,210)

NET ASSETS
   Beginning of period                             92,097,196      118,338,406
                                                 ------------    -------------
   END OF PERIOD [INCLUDING
     UNDISTRIBUTED NET INVESTMENT
     INCOME OF $181,756 AND $50,421,
     RESPECTIVELY]                               $ 69,080,860    $  92,097,196
                                                 ============    =============

                        See Notes to Financial Statements

Phoenix-Hollister Value Equity Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                                                                                        CLASS A
                                                         ---------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                         ---------------------------------------------------------------------------
                                                            2003           2002            2001          2000          1999
Net asset value, beginning of period                      $10.64         $12.76          $15.03        $12.11        $ 8.94
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                          0.11           0.08            0.08          0.03          0.02
   Net realized and unrealized gain (loss)                  0.66          (1.97)          (0.93)         2.89          3.20
                                                          ------         ------          ------        ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                       0.77          (1.89)          (0.85)         2.92          3.22
                                                          ------         ------          ------        ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                    (0.08)         (0.08)             --            --         (0.05)
   Distributions from net realized gains                      --          (0.15)          (1.42)           --            --
                                                          ------         ------          ------        ------        ------
     TOTAL DISTRIBUTIONS                                   (0.08)         (0.23)          (1.42)           --         (0.05)
                                                          ------         ------          ------        ------        ------
Change in net asset value                                   0.69          (2.12)          (2.27)         2.92          3.17
                                                          ------         ------          ------        ------        ------
NET ASSET VALUE, END OF PERIOD                            $11.33         $10.64          $12.76        $15.03        $12.11
                                                          ======         ======          ======        ======        ======
Total return(2)                                             7.31%        (14.97)%         (6.71)%       24.11%        35.89%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                 $37,310        $43,993         $58,260       $37,977       $26,974
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                    1.25%(5)       1.25 %(5)       1.25 %(5)     1.25%(5)      1.25%
   Net investment income                                    1.06%          0.64 %          0.53 %        0.20%         0.14%
Portfolio turnover                                           349%           166 %           249 %         193%          192%

                                                                                        CLASS B
                                                          -----------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                          -----------------------------------------------------------------
                                                            2003           2002            2001          2000          1999
Net asset value, beginning of period                      $10.35         $12.42          $14.77        $12.00        $ 8.89
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                          0.04          (0.01)          (0.03)        (0.08)        (0.07)
   Net realized and unrealized gain (loss)                  0.63          (1.91)          (0.90)         2.85          3.19
                                                          ------         ------          ------        ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                       0.67          (1.92)          (0.93)         2.77          3.12
                                                          ------         ------          ------        ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income                    (0.03)            --              --            --         (0.01)
   Distributions from net realized gains                      --          (0.15)          (1.42)           --            --
                                                          ------         ------          ------        ------        ------
     TOTAL DISTRIBUTIONS                                   (0.03)         (0.15)          (1.42)           --         (0.01)
                                                          ------         ------          ------        ------        ------
Change in net asset value                                   0.64          (2.07)          (2.35)         2.77          3.11
                                                          ------         ------          ------        ------        ------
NET ASSET VALUE, END OF PERIOD                            $10.99         $10.35          $12.42        $14.77        $12.00
                                                          ======         ======          ======        ======        ======
Total return(2)                                             6.44 %       (15.57)%         (7.42)%       23.08 %       35.05 %
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                 $16,363        $28,873         $36,669       $26,471       $24,709
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                    2.00%(5)       2.00 %(5)       2.00 %(5)     2.00 %(5)     2.00 %
   Net investment income (loss)                             0.37 %        (0.11)%         (0.22)%       (0.57)%       (0.62)%
Portfolio turnover                                           349 %          166 %           249 %         193 %         192 %

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.63%, 1.49%, 1.38%, 1.47% and 1.57% for the periods ended August 31, 2003, 2002,
    2001, 2000 and 1999, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.38%, 2.24%, 2.13%, 2.22% and 2.32% for the periods ended August 31, 2003, 2002,
    2001, 2000 and 1999, respectively.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

Phoenix-Hollister Value Equity Fund

                                                        FINANCIAL HIGHLIGHTS
                                 (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                     CLASS C
                                                  ----------------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
                                                  ----------------------------------------------------------------------
                                                     2003             2002          2001          2000         1999
Net asset value, beginning of period               $10.35           $12.43        $14.78        $12.00       $ 8.89
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                   0.03            (0.01)        (0.03)        (0.07)       (0.07)
   Net realized and unrealized gain (loss)           0.65            (1.92)        (0.90)         2.85         3.19
                                                  -------          -------       -------       -------      -------
     TOTAL FROM INVESTMENT OPERATIONS                0.68            (1.93)        (0.93)         2.78         3.12
                                                  -------          -------       -------       -------      -------
LESS DISTRIBUTIONS
   Dividends from net investment income             (0.03)              --            --            --        (0.01)
   Distributions from net realized gains               --            (0.15)        (1.42)           --           --
                                                  -------          -------       -------       -------      -------
     TOTAL DISTRIBUTIONS                            (0.03)           (0.15)        (1.42)           --        (0.01)
                                                  -------          -------       -------       -------      -------
Change in net asset value                            0.65            (2.08)        (2.35)         2.78         3.11
                                                  -------          -------       -------       -------      -------
NET ASSET VALUE, END OF PERIOD                     $11.00           $10.35        $12.43        $14.78       $12.00
                                                  =======          -------       -------       -------      -------
Total return(2)                                      6.47%          (15.56)%       (7.41)%       23.17 %      34.91 %
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)          $15,408          $19,231       $23,409       $12,590       $3,108
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                             2.00%(4)         2.00 %(4)     2.00 %(4)     2.00 %(4)    2.00 %
   Net investment income (loss)                      0.31%           (0.11)%       (0.22)%       (0.52)%      (0.60)%
Portfolio turnover                                    349%             166 %         249 %         193 %        192 %


(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.38%, 2.24%, 2.13%, 2.22% and 2.32% for the periods ended August 31, 2003, 2002,
    2001, 2000 and 1999, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

PHOENIX INVESTMENT TRUST 97
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2003

1. ORGANIZATION
   Phoenix Investment Trust 97 (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose shares are offered in two separate series, each a "Fund."
   Phoenix-Hollister Small Cap Value Fund seeks long-term capital appreciation. Phoenix-Hollister Value Equity Fund's primary investment objective is to seek long-term capital appreciation and its secondary objective is to seek current income.
   Each Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution and/or service expenses unique to that class.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the official closing price (typically last sale)on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Trust amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:
   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.
   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:
   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

PHOENIX INVESTMENT TRUST 97
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2003 (CONTINUED)

F. EXPENSES:
   Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY
   TRANSACTIONS
   As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc., an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Fund:

                                        1st       $1-2     $2 +
Fund                                $1 Billion   Billion Billion
- ------                              ----------   ------- -------
Small Cap Value Fund ...............   0.90%      0.85%   0.80%
Value Equity Fund ..................   0.75%      0.70%   0.65%

   The Adviser has voluntarily agreed to assume total operating expenses of each Fund, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses, until December 31, 2003, to the extent that such expenses exceed the following percentages of the average annual net asset values for each Fund:

                                      Class A       Class B      Class C
                                       Shares       Shares        Shares
                                     ----------   ----------   ----------
Small Cap Value Fund ...............    1.40%        2.15%         2.15%
Value Equity Fund ..................    1.25%        2.00%         2.00%

   Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions and deferred sales charges for the period ended August 31, 2003 is as follows:

                                      Class A       Class B         Class C
                                    Net Selling    Deferred        Deferred
                                    Commissions  Sales Charges   Sales Charges
                                     ----------  -------------   -------------
Small Cap Value Fund ...............  $11,120       $101,912        $7,694
Value Equity Fund ..................    5,548         50,140         2,770

   In addition to these amounts the following was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX, for Class A net selling commissions.

Small Cap Value Fund ...............   $5,674
Value Equity Fund ..................    8,256

   In addition, each fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective class. The Distributor has advised the Trust that the total amount expensed for the period ended August 31, 2003 is as follows:

                                            Distribution       Distribution
                          Distribution         and/or            and/or
                             and/or         Service Fees       Service Fees
                         Service Fees       Paid Out to          Paid to
                         Retained by        Unaffiliated       W.S. Griffith
                         Distributor        Participants       Securities, Inc.
                         -----------        ------------       ----------------
Small Cap Value Fund ....  $420,509           $553,363             $8,340
Value Equity Fund .......   178,965            236,951              8,970

   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO) plus (2) the documented cost to PEPCO to provide tax services and oversight of the subagent's performance. For the period ended August 31, 2003 financial agent fees were $229,432 as reported in the Statement of Operations of which PEPCO received $38,744 per Fund. Effective January 1, 2003, the fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of all the Phoenix funds serviced by PFPC Inc. Prior to that date, the fee schedule ranged from 0.085% to 0.0125%. Certain minimum fees may apply.
   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the period ended August 31, 2003 transfer agent fees were $705,610 as reported in the Statement of Operations, of which PEPCO retained the following:

                                                                  Transfer Agent
                                                                   Fee Retained
                                                                  --------------
Small Cap Value Fund ...........................................      $201,025
Value Equity Fund ..............................................        60,096

   For the period ended August 31, 2003 the following Funds paid PXPSecurities Corp., an indirect, wholly-owned subsidiary of PNX, brokerage commissions in connection with portfolio transactions effected on behalf of it as follows:

                                                            Commissions Paid to
                                                            PXP Securities Corp.
                                                            -------------------
Small Cap Value Fund ...........................................   $110,112
Value Equity Fund ..............................................     50,028

4. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of securities during the period ended August 31, 2003 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                               Purchases            Sales
                                             ------------       ------------
Small Cap Value Fund ......................  $356,671,003       $383,722,917
Value Equity Fund .........................   236,269,144        255,191,728

PHOENIX INVESTMENT TRUST 97
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2003 (CONTINUED)

   There were no purchases or sales of long-term U.S. Government and agency securities during the period ended August 31, 2003.

5. CREDIT RISK AND ASSET CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.
   Each Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

6. FEDERAL INCOME TAX INFORMATION
   The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:
                                             Expiration Year
                                         -----------------------
                                              2010        2011         Total
                                         -----------  -----------   -----------
Small Cap Value Fund ..................  $27,551,224  $ 5,536,476   $33,087,700
Value Equity Fund .....................    6,597,012   16,409,509    23,006,521

   The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.
   Under the current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended August 31, 2003, the funds deferred and recognized post-October losses as follows:

                                              Deferred            Recognized
                                            ------------        --------------
Small Cap Value Fund .....................      $--              $ 6,649,857
Value Equity Fund ........................       --               11,500,928

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the Schedule of Investments) consist of undistributed ordinary income of $0 for the Small Cap Value Fund and $181,756 for the Value Equity Fund, and undistributed long-term capital gains of $0 for both Funds. The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

7. RECLASSIFICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the period ended August 31, 2003, the Funds recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses and differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Funds. The following Funds recorded reclassifications to increase (decrease) the accounts listed below:
                        Undistributed      Accumulated         Capital Paid In
                       Net Investment      Net Realized          on Shares of
                        Income (Loss)      Gain (Loss)       Beneficial Interest
                       --------------      ------------      -------------------
Small Cap Value Fund ...  $549,923            $62,701             $(612,624)
Value Equity Fund ......       (3)                  4                    (1)

- ------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (UNAUDITED)
   For Federal income tax purposes, 100% of the current year net income earned dividends paid by Value Equity Fund will qualify for the dividends received deduction for corporate shareholders when paid.
   Effective for the calendar year 2003, qualified dividends will be taxed at a lower rate for individual shareholders. 100% of the ordinary income dividends distributed and applicable to qualifying dividends received after January 1, 2003 will qualify for the lower tax rate. The Fund plans to designate the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act. The actual percentage for the calendar year will be designated in the year-end tax statements.
- ------------------------------------------------------------------------------

   This report is not authorized for distribution to prospective investors in the Phoenix Investment Trust 97 unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                         REPORT OF INDEPENDENT AUDITORS

[GRAPHIC OMITTED]
PRICEWATERHOUSECOOPERS

To the Board of Trustees and Shareholders of Phoenix Investment Trust 97:



     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Hollister Small Cap Value Fund and Phoenix-Hollister Value Equity Fund (constituting the Phoenix Investment Trust 97, hereafter referred to as the "Trust") at August 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



/S/ PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
October 13, 2003

                           PHOENIX INVESTMENT TRUST 97
                            PART C--OTHER INFORMATION

ITEM 23.  EXHIBITS

       a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post-Effective Amendment No. 6 on December 15, 2000 and incorporated by reference.

       b. Bylaws of the Registrant filed via EDGAR with Post-Effective Amendment No. 6 on December 15, 2000 and incorporated by reference.

       c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.


      d.* Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated November 20, 2002 filed via EDGAR herewith.


      e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning") dated November 19, 1997 filed as Exhibit 6.1 via EDGAR with Post-Effective Amendment No. 1 on May 15, 1998 and incorporated by reference.


      e.2* Sales Agreement between Phoenix Equity Planning Corporation and dealers filed via EDGAR herewith.

      e.3 Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed as Exhibit 6.4 via Edgar with Post-Effective Amendment No. 1 on May 15, 1998 and incorporated by reference.


       f.     None.

      g.1 Master Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997 filed as Exhibit 8.1 via EDGAR with Pre-Effective Amendment No. 1 on November 3, 1997 and incorporated by reference.


      g.2* Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed herewith.

      g.3* Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed herewith.

      g.4* Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed herewith.


      h.1 Transfer Agency and Service Agreement between Registrant and Equity Planning filed as Exhibit 9.1 via EDGAR with Pre-Effective Amendment No. 1 on November 3, 1997 and incorporated by reference.


      h.2 Sub-Transfer Agency Agreement between Phoenix Equity Planning Corporation and State Street Bank and Trust Company effective June 1, 1994 filed as Exhibit 9.2 via EDGAR with Post-Effective Amendment No. 1 on May 15, 1998 and incorporated by reference.


      h.3 Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 filed as Exhibit 9.3 via EDGAR with Post-Effective Amendment No. 1 on May 15, 1998 and incorporated by reference.

      h.4 First Amendment to the Amended and Restated Financial Agreement between Registrant and Phoenix Equity Planning Corporation effective as of February 27, 1998 filed as Exhibit 9.4 via EDGAR with Post-Effective Amendment No. 1 on May 15, 1998 and incorporated by reference.

      h.5 Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated July 31, 1998 filed via EDGAR with Post-Effective Amendment No. 2 on October 30, 1998 and incorporated herein by reference.

      h.6* Third Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective as of January 1, 2003 filed via EDGAR herewith.


       i. Opinion and consent of Counsel as to legality of the shares filed via EDGAR with Post-Effective Amendment No. 6 on December 15, 2000 and incorporated by reference.

       j.*    Consent of Independent Accountant filed via EDGAR herewith.

       k.     Not applicable.

       l. Initial Capital Agreement filed as Exhibit 13 via EDGAR with Pre-Effective Amendment No. 1 on November 3, 1997 and incorporated by reference.

      m.1 Distribution Plan for Class A Shares filed as Exhibit 15.1 via EDGAR with Pre-Effective Amendment No. 1 on November 3, 1997 and incorporated by reference.

      m.2 Distribution Plan for Class B Shares filed via EDGAR with Post-Effective Amendment No. 5 on September 26, 2000 and incorporated by reference.

      m.3 Distribution Plan for Class C Shares filed via EDGAR with Post-Effective Amendment No. 5 on September 26, 2000 and incorporated by reference.


      m.4* First Amendment to Class A Shares Amended and Restated Distribution Plan, filed herewith.


      n.      Financial Data Schedules.


      o.1* Fourth Amended and Restated Plan pursuant to Rule 18f-3 effective September 1, 2002 filed via EDGAR herewith.

      o.2* First Amendment to Fourth Amended and Restated Plan pursuant to Rule 18f-3, filed herewith.

      p.* Amended and Restated Codes of Ethics of the Trust, Adviser and Distributor filed via EDGAR herewith.

      q. Powers of Attorney for all Trustees filed via EDGAR with Post-Effective Amendment No. 16 on December 30, 2002 and incorporated by reference.


----------
*Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     None.

ITEM 25.  INDEMNIFICATION

     The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Management Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Management of the Funds" in the Prospectus and "The Investment Adviser" and "Management of the Trust" in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27.  PRINCIPAL DISTRIBUTOR

(a) Equity Planning also serves as the principal underwriter for the following other registrants:


     Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Goodwin California Tax Exempt Bond Fund, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix Partner Select Funds, Phoenix-Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.


(b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

NAME AND PRINCIPAL              POSITIONS AND OFFICES            POSITIONS AND OFFICES
BUSINESS ADDRESS                WITH DISTRIBUTOR                 WITH REGISTRANT
----------------                ----------------                 ---------------
William R. Moyer                Director, Executive Vice         Executive
56 Prospect Street              President, Chief Financial       Vice President
P.O. Box 150480                 Officer and Treasurer
Hartford, CT 06115-0480

John F. Sharry                  President,                       Executive
56 Prospect Street              Private Client Group             Vice President
P.O. Box 150480
Hartford, CT 06115-0480


Jacqueline M. Porter            Assistant Vice President,        Assistant Treasurer
56 Prospect Street              Mutual Fund Tax
P.O. Box 150480
Hartford, CT 06115-0480

     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant located at 101 Munson Street, P.O. Box 810, Greenfield, Massachusetts 01302, or its investment adviser, Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115, or the custodian, State Street Bank and Trust Company, 1 Heritage Drive, P2N, North Quincy, MA 02171. All such accounts, books and other documents required to be maintained by the principal underwriter will be maintained at Phoenix Equity Planning Corporation, 56 Prospect Street, Hartford, Connecticut 06115.

ITEM 29.  MANAGEMENT SERVICES

     None.

ITEM 30.  UNDERTAKINGS

     None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the fund certifies it meets all the requirements for the effectiveness of this registration statement under the rule 485(b) of the Securities Act and the Registrant has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 29th day of December, 2003.


                                                  PHOENIX INVESTMENT TRUST 97


ATTEST:  /s/ Matthew A. Swendiman                 By:  /s/ Philip R. McLoughlin
        --------------------------                    --------------------------
             Matthew A. Swendiman                          Philip R. McLoughlin
             Assistant Secretary                           President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 29th day of December, 2003.


                 SIGNATURE                                   TITLE
                 ---------                                   -----

--------------------------------------------                 Trustee
             E. Virgil Conway*


           /s/ Nancy G. Curtiss                              Treasurer
--------------------------------------------                 (Principal Financial and Accounting Officer)
             Nancy G. Curtiss


--------------------------------------------                 Trustee
           Harry Dalzell-Payne*


--------------------------------------------                 Trustee
           Francis E. Jeffries*


--------------------------------------------                 Trustee
             Leroy Keith, Jr.*


--------------------------------------------
           Marilyn E. LaMarche*                              Trustee


         /s/ Philip R. McLoughlin                            President and Trustee
--------------------------------------------                 (Principal Executive Officer)
           Philip R. McLoughlin


--------------------------------------------                 Trustee
          Geraldine M. NcNamara*


--------------------------------------------                 Trustee
            Everett L. Morris*


--------------------------------------------                 Trustee
              James M. Oates*


--------------------------------------------                 Trustee
           Richard E. Segerson*


--------------------------------------------                 Trustee
          Lowell P. Weicker, Jr.*

*By  /s/ Philip R. McLoughlin
     ------------------------------------------------------
     *Philip R. McLoughlin, pursuant to powers of attorney.

                                      S-1